Exhibit 10.1

                                CREDIT AGREEMENT



                                  BY AND AMONG



                              GRILL CONCEPTS, INC.

                                  AS BORROWER,



                     THE LENDERS THAT ARE SIGNATORIES HERETO

                                 AS THE LENDERS,

                                       AND

                     DIAMOND CREEK INVESTMENT PARTNERS, LLC

                    AS THE ARRANGER AND ADMINISTRATIVE AGENT



                           DATED AS OF MARCH 10, 2006

                                CREDIT AGREEMENT

     THIS  CREDIT  AGREEMENT (this "Agreement"), is entered into as of March 10,
                                    ---------
2006 by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the
                                                 ------
"Lenders"), DIAMOND CREEK INVESTMENT PARTNERS, LLC, a Delaware limited liability
 -------
company, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, "Agent"), and GRILL CONCEPTS, INC., a Delaware corporation ("Borrower").
                                                         ----------

          The  parties  agree  as  follows:

1.     DEFINITIONS  AND  CONSTRUCTION.

     1.1  DEFINITIONS.  As used in the Agreement, the following terms shall have
          -----------
the  following  definitions:

     "Account"  means  an  account  (as  that  term  is  defined  in  the Code).
      -------

     "Account  Debtor"  means any Person who is obligated on an Account, chattel
      ---------------
paper,  or  a  general  intangible.

     "Advances"  has  the  meaning  specified  therefor  in  Section  2.1(a).
      --------                                               ---------------

     "Affiliate" means, as applied to any Person, any other Person who controls,
      ---------
is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly through one or more intermediaries, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided, however, that, for purposes of Section 6.13 of the Agreement: (a) any
--------   -------                        ------------
Person which owns directly or indirectly 10% or more of the Stock having ordinary voting power for the election of directors or other members of the governing body of a Person or 10% or more of the partnership or other ownership interests of a Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such Person, (b) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (c) each partnership or joint venture in which a Person is a partner or joint venturer shall be deemed an Affiliate of such Person.

     "Agent"  has  the  meaning  specified  therefor  in  the  preamble  to  the
      -----
Agreement.


     "Agent-Related  Persons"  means  Agent,  together  with  its  Affiliates,
      ----------------------
officers,  directors,  employees,  attorneys,  and  agents.

     "Agent's Account" means the Deposit Account of Agent identified on Schedule
      ---------------
A-1.

     "Agent's  Liens" means the Liens granted by Borrower or its Subsidiaries to
      --------------
Agent  under  the  Loan  Documents.

     "Agreement"  has  the  meaning  specified  therefor in the preamble hereto.
      ---------

     "Assignee"  has  the  meaning  specified  therefor  in  Section  13.1(a).
      --------

     "Assignment  and  Acceptance"  means an Assignment and Acceptance Agreement
      ---------------------------
substantially  in  the  form  of  Exhibit  A-1.
                                  ------------

     "Authorized  Person"  means  the  chief  executive officer, chief financial
      ------------------
officer, president, executive vice president, or corporate secretary of the Borrower.

     "Availability"  means,  as  of  any  date of determination, the amount that
      ------------
Borrower is entitled to borrow as Advances under Section 2.1 (after giving effect to all then outstanding Obligations and all sublimits and reserves then applicable hereunder).

     "Bankruptcy  Code"  means  title 11 of the United States Code, as in effect
      ----------------
from  time  to  time.

     "Base  LIBOR  Rate"  means  the  rate  per  annum  set forth as the "London
      -----------------
Interbank Offered Rates Rate" in the "Money Rates" column of The Wall Street Journal, Western Edition as the rate (rounded upwards, if necessary, to the next 1/100%), 2 Business Days prior to the commencement of the requested Interest Period, for a term comparable to the Interest Period and the amount of the LIBOR Rate Loan requested (whether as an initial LIBOR Rate Loan or as a continuation of a LIBOR Rate Loan or as a conversion of a Base Rate Loan to a LIBOR Rate
Loan)  by  Borrower  in  accordance  with  the  Agreement.

     "Base  Rate" means, as of any date of determination, the greater of (a) the
      ----------
rate of interest announced, from time to time, by Bank of America, N.A., or its successors, as its "prime rate" or "reference rate" (the "prime rate" or "reference rate" being a rate (which is not necessarily the lowest of such rates) based upon various factors including such bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate) and (b) 7.00%.

     "Base Rate Loan" means the portion of the Advances that bears interest at a
      --------------
rate  determined  by  reference  to  the  Base  Rate.

     "Base  Rate  Margin"  means, as of any date of determination, the following
      ------------------
margin based upon the most recent Leverage Ratio calculation; provided, however, that (a) for the period from the Closing Date through September 30, 2006, the Base Rate Margin shall be at the margin in the row styled "Level III", and (b) at any time that an Event of Default has occurred (until the first day of the first fiscal quarter following the date on which such Default or Event of Default is no longer continuing) under Section 7.1 of this Agreement or under of
Section  7.2(a)  of  this  Agreement  (with  respect to a breach of Section 6.16
--------------                                                      ------------
only), the Base Rate Margin shall be at the margin in the row styled "Level IV":


Level        Leverage Ratio                               Base Rate Margin
-----        --------------------------------------       ----------------------
I            Less than 1.50 to 1.00                       2.75 percentage points

II           Greater than or equal to 1.50 to 1.00,
             but less than 1.75 to 1.00                   3.00 percentage points

III          Greater than or equal to 1.75 to 1.00
             but less than 2.00 to 1.00                   3.25 percentage points

IV           Greater than or equal to 2.00 to 1.00        3.50 percentage points

     Except as set forth in the foregoing proviso, the Base Rate Margin shall be based upon the most recent calculation of the Leverage Ratio, which will be calculated as of the end of each fiscal quarter. Except as set forth in the initial proviso in this definition, the Base Rate Margin shall be re-determined each fiscal quarter on the first day of the month following the date of delivery to Agent of the certified calculation of the Leverage Ratio pursuant to Section
                                                                         -------
5.3;  provided,  however,  that  if Borrower fails to provide such certification
---
when such certification is due and such failure continues for 3 Business Days, the Base Rate Margin shall be set at the margin in the row styled "Level IV" as of the first day of the month following the date on which the certification was required to be delivered until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the Base Rate Margin shall be set at the margin based upon the Leverage Ratio calculation disclosed by such certification).

     "Benefit  Plan" means a "defined benefit plan" (as defined in Section 3(35)
      -------------
of ERISA) for which Borrower or any Subsidiary or ERISA Affiliate of Borrower has been an "employer" (as defined in Section 3(5) of ERISA) within the past six years.

     "Board  of Directors" means the board of directors (or comparable managers)
      -------------------
of Borrower or any committee thereof duly authorized to act on behalf of the board of directors (or comparable managers).

     "Borrower"  has  the  meaning  specified  therefor  in  the preamble to the
      -------
Agreement.

     "Borrowing"  means a borrowing hereunder consisting of Advances made on the
      ---------
same day by the Lenders (or Agent on behalf thereof), or by Swing Lender in the case of a Swing Loan, or by Agent in the case of an Protective Advance.

     "Borrowing  Base"  means,  as  of any date of determination, the result of:
      ---------------

               (a)  2.25  times  TTM  EBITDA,  minus

               (c) the aggregate amount of reserves, if any, established by Agent under Section 2.1(b).
                        --------------

     "Borrowing  Base  Certificate"  means  a certificate in the form of Exhibit
      ----------------------------
B-1.

     "Business  Day"  means any day that is not a Saturday, Sunday, or other day
      -------------
on which banks are authorized or required to close in the state of New York, except that, if a determination of a Business Day shall relate to a LIBOR Rate Loan, the term "Business Day" also shall exclude any day on which banks are closed for dealings in Dollar deposits in the London interbank market.

     "Capital  Expenditures"  means,  with respect to any Person for any period,
      ---------------------
the aggregate of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed.

     "Capitalized  Lease Obligation" means that portion of the obligations under
      -----------------------------
a  Capital  Lease  that  is  required to be capitalized in accordance with GAAP.

     "Capital  Lease"  means  a  lease  that  is  required to be capitalized for
      --------------
financial  reporting  purposes  in  accordance  with  GAAP.

     "Carry-Over  Amount"  has  the  meaning  specified  therefore  in  Section
      ------------------                                                -------
6.16(b)(iii).
-----------

     "Cash  Equivalents"  means  (a) marketable direct obligations issued by, or
      -----------------
unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's, (d) certificates of deposit or bankers' acceptances maturing within 1 year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other
                                             ---------
bank organized under the laws of the United States or any state thereof so long as the amount maintained with any such other bank is less than or equal to $100,000 and is insured by the Federal Deposit Insurance Corporation, and (f) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (e) above.

     "Cash  Management  Account"  has  the meaning specified therefor in Section
      -------------------------                                          -------
2.7(a).
------

     "Cash  Management  Bank"  has  the  meaning  specified  therefor in Section
      ----------------------                                             -------
2.7(a).
------

     "Change  of  Control"  means  that  (a) any "person" or "group" (within the
      -------------------
meaning of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 25%, or more, of the Stock of Borrower having the right to vote for the election of members of the Board of Directors, or (b) a majority of the members of the Board of Directors do not constitute Continuing Directors.

     "Class  Action Lawsuit" means that certain lawsuit know as Henry Tellez, on
      ---------------------
behalf of himself and all other similarly situated, and on behalf of the general public v. Grill Concepts, Inc., a California corporation and Does 1-500, filed in the Superior Court of the State of California, for the County of Los Angeles
-  Central  Civil  West,  Case  No.  BC  321902,  filed  June  3,  2004.

     "Closing  Date"  means  the  date  of the making of the initial Advance (or
      -------------
other  extension  of  credit)  hereunder.

     "Code"  means  the New York Uniform Commercial Code, as in effect from time
      ----
to  time.

     "Collateral"  means all assets and interests in assets and proceeds thereof
      ----------
now owned or hereafter acquired by Borrower or its Subsidiaries in or upon which a Lien is granted under any of the Loan Documents.

     "Collateral  Access  Agreement"  means a landlord waiver, bailee letter, or
      -----------------------------
acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in Borrower's or its Subsidiaries' books and records, Equipment, or Inventory, in each case, in form and substance satisfactory to Agent.

     "Collections"  means  all cash, checks, notes, instruments, and other items
      -----------
of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

     "Commitment"  means,  with  respect to each Lender, its Revolver Commitment
      ----------
and, with respect to all Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance pursuant to which
             -------------
such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1.
                -------------

     "Compliance  Certificate"  means a certificate substantially in the form of
      -----------------------
Exhibit  C-1  delivered  by  the  chief  financial officer of Borrower to Agent.
------------

     "Continuing  Director"  means  (a) any member of the Board of Directors who
      --------------------
was a director (or comparable manager) of Borrower on the Closing Date, and (b) any individual who becomes a member of the Board of Directors after the Closing

Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Closing Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Borrower and whose initial assumption of office resulted from such contest or the settlement thereof.

     "Control  Agreement"  means  a  control  agreement,  in  form and substance
      ------------------
satisfactory to Agent, executed and delivered by Borrower or one of its Subsidiaries, Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).

     "Daily  Balance" means, as of any date of determination and with respect to
      --------------
any  Obligation,  the  amount  of  such  Obligation owed at the end of such day.

     "Default" means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

     "Defaulting  Lender"  means  any  Lender that fails to make any Advance (or
      ------------------
other extension of credit) that it is required to make hereunder on the date that it is required to do so hereunder.

     "Defaulting  Lender Rate" means (a) for the first 3 days from and after the
      -----------------------
date the relevant payment is due, the Base Rate, and (b) thereafter, the interest rate then applicable to Advances that are Base Rate Loans (inclusive of the Base Rate Margin applicable thereto).

     "Deposit Account" means any deposit account (as that term is defined in the
      ---------------
Code).

     "Designated  Account"  means  the Deposit Account of Borrower identified on
      -------------------
Schedule  D-1.
-------------

     "Designated  Account  Bank"  has the meaning specified therefor in Schedule
      -------------------------                                         --------
D-1.
---

     "Diamond  Creek"  means  Diamond Creek Investment Partners, LLC, a Delaware
      --------------
limited  liability  company.

     "Dollars"  or  "$"  means  United  States  dollars.
      -------

     "EBITDA"  means,  with  respect  to  any  fiscal period, Borrower's and its
      ------
Subsidiaries' consolidated net earnings (or loss), minus extraordinary gains and interest income, plus interest expense, income taxes, and depreciation and amortization for such period, plus, settlement and legal costs and expenses incurred by Borrower or any of its Subsidiaries in connection with the Class Action Lawsuit in an aggregate amount not to exceed $1,000,000, in each case, as determined in accordance with GAAP.

     "Eligible  Transferee" means (a) a commercial bank organized under the laws
      --------------------
of the United States, or any state thereof, and having total assets in excess of $250,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country and which has total assets in excess of $250,000,000, provided that such bank is acting through a branch or agency located in the United States, (c) a finance company, insurance company, or other financial institution or fund that is engaged in making, purchasing, or otherwise investing in commercial loans and having (together with its Affiliates and Related Funds) total assets (including assets under management) in excess of $250,000,000, (d) any Lender or any Affiliate (other than individuals) or Related Fund of a Lender, (e) so long as no Event of Default has occurred and is continuing, any other Person approved by Agent and Borrower (which approval of Borrower shall not be unreasonably withheld, delayed, or conditioned), and (f) during the continuation of an Event of Default, any other Person approved by Agent.

     "Environmental  Actions"  means  any  complaint, summons, citation, notice,
      ----------------------
directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other communication from any Governmental Authority, or any third party involving violations of Environmental Laws or releases of Hazardous Materials from (a) any assets, properties, or businesses of Borrower, its Subsidiaries, or any of their predecessors in interest, (b) from adjoining properties or businesses, or (c) from or onto any facilities which received Hazardous Materials generated by Borrower, its Subsidiaries, or any of their predecessors in interest.

     "Environmental  Law"  means  any  applicable  federal,  state,  provincial,
      ------------------
foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy, or rule of common law now or hereafter in effect and in each case as amended, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on Borrower or its Subsidiaries, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, in each case as amended from time to time.

     "Environmental  Liabilities"  means  all liabilities, monetary obligations,
      --------------------------
losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party, and which relate to any Environmental Action.

     "Environmental  Lien" means any Lien in favor of any Governmental Authority
      -------------------
for  Environmental  Liabilities.

     "Equipment"  means  equipment  (as  that  term  is  defined  in  the Code).
      ---------

     "ERISA"  means  the  Employee  Retirement  Income  Security Act of 1974, as
      -----
amended,  and  any  successor  statute  thereto.

     "ERISA Affiliate" means (a) any Person subject to ERISA whose employees are
      ---------------
treated as employed by the same employer as the employees of Borrower or its Subsidiaries under IRC Section 414(b), (b) any trade or business subject to ERISA whose employees are treated as employed by the same employer as the employees of Borrower or its Subsidiaries under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization subject to ERISA that is a member of an affiliated service group of which Borrower or any of its Subsidiaries is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any Person subject to ERISA that is a party to an arrangement with Borrower or any of its Subsidiaries and whose employees are aggregated with the employees of Borrower or its Subsidiaries under IRC Section 414(o).

     "Event  of  Default"  has  the  meaning  specified  therefor  in Section 7.
      ------------------                                              ----------

     "Excess  Availability"  means,  as of any date of determination, the amount
      --------------------
equal to Availability minus the aggregate amount, if any, of all trade payables of Borrower and its Subsidiaries aged in excess of historical levels with respect thereto and all book overdrafts of Borrower and its Subsidiaries in excess of historical practices with respect thereto, in each case as determined by Agent in its Permitted Discretion.

     "Exchange Act" means the Securities Exchange Act of 1934, as in effect from
      ------------
time  to  time.

     "Excluded  Taxes" means (a) all taxes imposed on or by reference to the net
      ---------------
income of the agent or any Lender, including franchise taxes, taxes on doing business, taxes measured by capital or net worth and branch profits or similar taxes imposed (i) by the United States or any political subdivision or taxing authority thereof, (ii) by any other jurisdiction or by any political subdivision or taxing authority thereof under the laws of which the Agent or such Lender is organized, has its principal place of business or maintains its lending office or (iii) by any other jurisdiction or political subdivision or taxing authority thereof solely as a result of a present or former connection between Agent or such Lender and such jurisdiction or political subdivision or taxing authority (other than any such connection arising from the Agent or such Lender having executed delivered, or performed its obligations or performed its obligations or received payment under or enforced, any of the Loan Documents) and (b) all U.S. taxes that are required to be deducted or withheld from any payment under any of the Loan Documents because of the failure of the Lender to comply with Section 15.11 (b).
              -------------------

     "Existing  Lender"  means  Union  Bank  of  California,  N.A.
      ----------------

     "Existing  Letters  of  Credit"  means that certain letter of credit number
      -----------------------------
306S235563 issued by the Existing Lender in the face amount of $1,010,000 in support of certain workers' compensation liabilities of the Borrower and its Subsidiaries, and any letter of credit issued in replacement thereof.

     "Existing  Loan  Documents"  means  (i) that certain Small Business Banking
      -------------------------
Agreement, dated May 24, 2004, by and between Borrower and Existing Lender, as amended from time to time, (ii) that certain Covenant Agreement, dated as of May 24, 2005, between Borrower and Existing Lender, and (iii) all other documents entered into in connection with the documents described in clauses (i) and (ii) above.

     "Fee  Letter"  means that certain fee letter between Borrower and Agent, in
      -----------
form  and  substance  satisfactory  to  Agent.

     "Four  Wall Cash Flow" means, with respect to any fiscal period, Borrower's
      --------------------
and its Subsidiaries' consolidated net sales plus management and license fees, less cost of sales and restaurant operating expenses (excluding depreciation and amortization) for such period, in each case, as determined in accordance with GAAP.

     "Funding  Date"  means  the  date  on  which  a  Borrowing  occurs.
      -------------

     "Funding Losses" has the meaning specified therefor in Section 2.13(b)(ii).
      --------------                                        ------------------

     "GAAP"  means  generally  accepted  accounting principles as in effect from
      ----
time  to  time  in  the  United  States,  consistently  applied.

     "Governing Documents" means, with respect to any Person, the certificate or
      -------------------
articles of incorporation, by-laws, or other organizational documents of such Person.

     "Governmental  Authority"  means  any  federal,  state,  local,  or  other
      -----------------------
governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

     "Growth  Capital  Expenditures" means Capital Expenditures for acquiring or
      -----------------------------
opening new Restaurant locations or in connection with Major Renovations of any Restaurant; provided, however, that expenditures made to make leasehold improvements in connection with the acquisition or opening of any new Restaurant shall not be considered Capital Expenditures to the extent such expenditures are reimbursed (other than by way of discounts on future rent) by the landlord within 120 days after the date such expenditures are made.

     "Guarantors"  means  (a)  each Subsidiary identified on Schedule G-1 hereto
      ----------                                             ------------
and (b) each other Person who guarantees all or any part of the Obligations , and "Guarantor" means any one of them.
      ---------

     "Guaranty"  means  that  certain  general  continuing guaranty executed and
      --------
delivered by each Guarantor in favor of Agent, for the benefit of the Lender Group, in form and substance satisfactory to Agent.

     "Hazardous  Materials"  means (a) substances that are defined or listed in,
      --------------------
or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity", (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

     "Hedge Agreement" means any and all agreements or documents now existing or
      ---------------
hereafter entered into by Borrower or any of its Subsidiaries that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower's or any of its Subsidiaries' exposure to fluctuations in interest or exchange rates, loan, credit exchange, security, or currency valuations or commodity prices.

     "Holdout  Lender"  has  the  meaning specified therefor in Section 14.2(a).
      ---------------                                           --------------

     "HRP  Investment"  means  those certain Restaurants that are (i) managed by
      ---------------
Grill Concepts Management, Inc., a California corporation, Grill Concepts, Inc., a California corporation, or HRP Restaurants, (ii) not owned by Borrower or any Guarantor, and (iii) located in Burbank, Georgetown, Portland, Houston, San Francisco, or Long Beach.

     "HRP  Restaurants"  means  Hotel  Restaurant  Properties,  Inc.
      ----------------

     "Inactive  Subsidiaries"  means  each  of  (a) Uno Concepts of Cherry Hill,
      ----------------------
Inc., a New Jersey corporation, (b) CTS, Inc., a New Jersey corporation, (c) Uno Concepts of New Jersey, Inc., a New Jersey corporation, (d) Alcoli 66, Inc., a New Jersey corporation, and (e) Uno Concepts, Inc., a New Jersey corporation.

     "Indebtedness"  means  (a)  all  obligations  for  borrowed  money, (b) all
      ------------
obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of a Person or its Subsidiaries, irrespective of whether such obligation or liability is assumed, (e) all obligations to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices), (f) all obligations owing under Hedge Agreements, and (g) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (f) above.

     "Indemnified  Liabilities"  has  the  meaning specified therefor in Section
      ------------------------                                           -------
10.3.
----

     "Indemnified  Person"  has  the meaning specified therefor in Section 10.3.
      -------------------                                          -------------

     "Insolvency  Proceeding"  means  any proceeding commenced by or against any
      ----------------------
Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

     "Intercompany  Subordination  Agreement"  means  a  subordination agreement
      --------------------------------------
executed and delivered by Borrower, each of its Subsidiaries, and Agent, the form and substance of which is satisfactory to Agent.

     "Interest  Expense"  means,  for  any period, the aggregate of the interest
      -----------------
expense of Borrower and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

     "Interest  Period"  means,  with  respect to each LIBOR Rate Loan, a period
      ----------------
commencing on the date of the making of such LIBOR Rate Loan (or the continuation of a LIBOR Rate Loan or the conversion of a Base Rate Loan to a LIBOR Rate Loan) and ending 1, 2, or 3 or 6 months thereafter; provided,
                                                                       --------
however,  that  (a)  if  any  Interest  Period  would end on a day that is not a
-------
Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business
Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, or 3 or 6 months after the date on which the Interest Period began, as applicable, and (e) Borrower may not elect an Interest Period which will end after the Maturity Date.

"Inventory"  means  inventory  (as  that  term  is  defined  in  the  Code).
 ---------

     "Investment"  means,  with  respect  to  any Person, any investment by such
      ----------
Person in any other Person (including Affiliates) in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business consistent with past practice), purchases or other acquisitions of Indebtedness, Stock, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

     "IRC"  means  the  Internal Revenue Code of 1986, as in effect from time to
      ---
time.

     "Joint  Venture  Parties"  means  each of: (a) Continental Plaza Restaurant
      -----------------------
Corp., a California corporation, (b) Michigan Avenue Group, a general partnership, (c) TH Grill, Inc., a Delaware corporation, (d) Light Tower Restaurant Associates, LLC, a California limited liability company, and (e) Downtown Grill Investors, LLC a California limited liability company.

     "Joint  Venture Subsidiaries" means each of the following entities: (a) The
      ---------------------------
Daily  Grill  at  Continental Park, LLC, a California limited liability company,
(b) Chicago - The Grill on the Alley, LLC, an Illinois limited liability company, (c) San Jose Grill, LLC, a California limited liability company, (d) The Grill on Hollywood, LLC, a California limited liability company, (e) 612 Flower Daily Grill, LLC, a California limited liability company, and (f) Universal Grill Concepts, Inc., a California corporation; and "Joint Venture
                                                                   -------------
Subsidiary"  means  any  one  of  them.
----------

     "Lender"  and  "Lenders"  have  the  respective  meanings  set forth in the
      ------         -------
preamble to the Agreement, and shall include any other Person made a party to the Agreement in accordance with the provisions of Section 13.1.
                                                           -------------

     "Lender  Group"  means,  individually and collectively, each of the Lenders
      -------------
and  Agent.

     "Lender  Group  Expenses" means all (a) costs or expenses (including taxes,
      -----------------------
and insurance premiums) required to be paid by Borrower or its Subsidiaries under any of the Loan Documents that are paid, advanced, or incurred by the Lender Group, (b) actual out-of-pocket fees or charges paid or incurred by Agent in connection with the Lender Group's transactions with Borrower or its Subsidiaries, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in the Agreement), real estate surveys, real estate title policies and endorsements, and environmental audits, (c) costs and expenses incurred by Agent in the disbursement of funds to Borrower or other members of the Lender Group (by wire transfer or otherwise), (d) charges paid or incurred by Agent resulting from the dishonor of checks, (e) reasonable costs and expenses paid or incurred by the Lender Group to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) audit fees and expenses of Agent related to any inspections or audits to the extent of the fees and charges (and up to the amount of any limitation) contained in the Agreement or any other Loan Document, (g) reasonable costs and expenses of third party claims or any other suit paid or incurred by the Lender Group in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender Group's relationship with Borrower or any its Subsidiaries, (h) Agent's reasonable costs and expenses (including attorneys fees) incurred in advising, structuring, drafting, reviewing, administering, syndicating, or amending the Loan Documents, and (i) Agent's and each Lender's reasonable costs and expenses (including attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning Borrower or its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral. The foregoing to the contrary notwithstanding, the Borrower's obligation to reimburse the Lender Group for attorney's fees prior to the occurrence of a Default or an Event of Default shall be limited to the attorney's fees of one law firm for all members of the Lender Group.

     "Lender-Related  Person"  means,  with  respect to any Lender, such Lender,
      ----------------------
together with such Lender's Affiliates, officers, directors, employees, attorneys, and agents.

     "Leverage Ratio" means, with respect to Borrower and its Subsidiaries as of
      --------------
any  date  of determination, the ratio of (a) Revolver Usage as of such date, to
(b)  TTM  EBITDA  as  of  such  date.

     "Liabilities"  has  the  meaning  set  forth  in  Section  2.15.
      -----------                                      -------------

     "LIBOR  Deadline" has the meaning specified therefor in Section 2.13(b)(i).
      ---------------                                        ------------------

     "LIBOR  Notice"  means  a  written  notice  in  the  form  of  Exhibit L-1.
      -------------                                                 -----------

     "LIBOR  Option"  has  the  meaning  specified  therefor in Section 2.13(a).
      -------------                                             --------------

     "LIBOR  Rate" means, for each Interest Period for each LIBOR Rate Loan, the
      -----------
greater of (a) the rate per annum determined by Agent (rounded upwards, if necessary, to the next 1/100%) by dividing (i) the Base LIBOR Rate for such Interest Period, by (ii) 100% minus the Reserve Percentage and (b) 4.00%. The LIBOR Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

     "LIBOR Rate Loan" means each portion of an Advance that bears interest at a
      ---------------
rate  determined  by  reference  to  the  LIBOR  Rate.

     "LIBOR  Rate  Margin" means, as of any date of determination, the following
      -------------------
margin based upon the most recent Leverage Ratio calculation; provided, however, that (a) for the period from the Closing Date through September 30, 2006, the LIBOR Rate Margin shall be at the margin in the row styled "Level III", and (b) at any time that a Default or an Event of Default has occurred (until the first day of the first fiscal quarter following the date on which such Default or Event of Default is no longer continuing) under Section 7.1 of this Agreement or under of Section 7.2(a) of this Agreement (with respect to a breach of Section
           -------------                                                 -------
6.16  only),  the  LIBOR  Rate  Margin  shall be at the margin in the row styled
----
"Level  IV":

<CAPTION.

Level        Leverage Ratio                               LIBOR Rate Margin
-----        ---------------------------------------      ----------------------
I            Less than 1.50 to 1.00                       5.50 percentage points

II           Greater than or equal to 1.50 to 1.00,
             but less than 1.75 to 1.00                   5.75 percentage points

III          Greater than or equal to 1.75 to 1.00
             but less than 2.00 to 1.00                   6.00 percentage points

IV           Greater than or equal to 2.00 to 1.00        6.25 percentage points

     Except as set forth in the foregoing proviso, the LIBOR Rate Margin shall be based upon the most recent calculation of the Leverage Ratio, which will be calculated as of the end of each fiscal quarter. Except as set forth in the initial proviso in this definition, the LIBOR Rate Margin shall be re-determined each fiscal quarter on the first day of the month following the date of delivery to Agent of the certified calculation of the Leverage Ratio pursuant to Section
                                                                         -------
5.3;  provided,  however,  that  if Borrower fails to provide such certification
---
when such certification is due and such failure continues for 3 Business Days, the LIBOR Rate Margin shall be set at the margin in the row styled "Level IV" as of the first day of the month following the date on which the certification was required to be delivered until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the LIBOR Rate Margin shall be set at the margin based upon the Leverage Ratio calculation disclosed by such certification).

     "Lien"  means any interest in an asset securing an obligation owed to, or a
      ----
claim  by, any Person other than the owner of the asset, irrespective of whether
(a) such interest is based on the common law, statute, or contract, (b) such interest is recorded or perfected, and (c) such interest is contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances. Without limiting the generality of the foregoing, the term "Lien" includes the lien or security interest arising from a mortgage, deed of trust, encumbrance, notice of Lien, levy or assessment, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

     "Liquor  License"  has  the  meaning  specified  therefor  in Section 4.21.
      ---------------                                              ------------

     "Loan  Account"  has  the  meaning  specified  therefor  in  Section  2.10.
      -------------                                               -------------

     "Loan  Documents"  means the Agreement, any Borrowing Base Certificate, the
      ---------------
Control Agreements, the Fee Letter, the Guaranty, the Intercompany Subordination Agreement, the Security Agreement, the Trademark Security Agreement, any note or notes executed by Borrower in connection with the Agreement and payable to a member of the Lender Group, and any other agreement entered into, now or in the future, by Borrower and the Lender Group in connection with the Agreement.

     "MAG  Convertible  Note"  means  that  certain  convertible promissory note
      ----------------------
issued by Chicago - The Grill on the Alley LLC in favor of The Michigan Avenue Group on February 1, 1999 in an aggregate principal amount not to exceed $1,699,000.

     "MAG  Guaranty"  means  that  certain  Guaranty, dated February 1, 1999, by
      -------------
Borrower and Grill Concepts, Inc., a California corporation, in favor of The Michigan Avenue Group.

     "Maintenance  Capital  Expenditures"  means  Capital  Expenditures  for
      ----------------------------------
remodeling (other than Major Renovations) or maintaining existing Restaurant locations and for replacing Equipment at existing Restaurants.

     "Major  Renovations"  means  renovations  or  remodels  of  any  existing
      ------------------
Restaurant  involving  capital  expenditures  of  $250,000  or  more.

     "Managed  Account"  means  any  Deposit  Account or Securities Account that
      ----------------
meets all of the following criteria: (a) such Deposit Account is associated with a Restaurant that is (x) an HRP Investment or a Joint Venture Subsidiary, and
(y) is managed by, but not owned by, a Borrower or a Guarantor, (b) such Deposit Account is not owned by or in the name of Borrower or any Guarantor, (c) the funds in such Deposit Account belong to the owner of the applicable Restaurant and are not commingled with assets of the Borrower or any Guarantor.

     "Management  Agreements"  means  each  of  the  following  agreements:  (i)
      ----------------------
Management Agreement, dated June 17, 1997, by and between San Jose Grill, LLC a California limited liability company, and the Borrower; (ii) Management Agreement dated July 26, 2001 by and between The Grill on Hollywood, LLC, a California limited liability company and the Borrower; (iii) Daily Grill Restaurant Management Agreement dated as of May 28, 2002, by and between The Daily Grill at Continental Park, LLC, a California limited liability company and Grill Concepts Management, Inc., a California corporation; and (iv) Daily Grill Restaurant Management Agreement made as of June 29, 2004, by and between 612 Flower Daily Grill, LLC, a California limited liability company and Grill Concepts Management, Inc., a California corporation.

     "Material  Adverse  Change"  means  (a)  a  material  adverse change in the
      -------------------------
business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of Borrower's and its Subsidiaries' ability to perform their obligations under the Loan Documents to which they are parties or of the Lender Group's ability to enforce the Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of the Agent's Liens with respect to the Collateral as a result of an action or failure to act on the part of Borrower or its Subsidiaries.

     "Material  Contract"  means,  collectively,  (i) each Management Agreement,
      ------------------
(ii) that certain Sysco Corporation Master Distribution Agreement for Grill Concepts, Inc., dated as of October 26, 2005, (iii) that certain collective bargaining agreement with the Restaurant Employees Union Local No. 1, for the Grill on the Alley restaurant located at 909 N. Michigan Ave., Chicago, Illinois 60611, which expired August 31, 2005, but renews from year to year, unless terminated by either party by notice not more than 120 days, nor less than 90 days, prior to August 31, 2005, or any anniversary thereof, which the parties anticipate will be replaced by a collective bargaining agreement expiring August 31, 2008, but renewable from year to year, and (iv) each other contract or agreement to which such Borrower or any of its Subsidiaries is a party involving aggregate consideration payable to or by Borrower or such Subsidiary of $250,000 or more (other than purchase orders in the ordinary course of the business of such Person or such Subsidiary and other than contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days notice without penalty or premium) in any fiscal year.

     "Maturity  Date"  has  the  meaning  specified  therefor  in  Section  3.4.
      -------------                                                -------------

     "Maximum  Revolver  Amount"  means  $8,000,000.
      -------------------------

     "Moody's"  has  the  meaning  specified  therefor in the definition of Cash
      -------
Equivalents.

     "Obligations"  means  all  loans,  Advances,  debts,  principal,  interest
      -----------
(including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), contingent reimbursement obligations, premiums, liabilities (including all amounts charged to Borrower's Loan Account pursuant hereto), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), charges, costs, Lender Group Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrower to the Lender Group pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all other expenses or other amounts that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise. Any reference in the Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

     "Originating Lender" has the meaning specified therefor in Section 13.1(e).
      ------------------                                        ---------------

     "Overadvance"  has  the  meaning  specified  therefor  in  Section  2.5.
      -----------                                               ------------

     "Patent  Security  Agreement"  has  the  meaning  specified therefor in the
      ---------------------------
Security  Agreement.

     "Participant"  has  the  meaning  specified  therefor  in  Section 13.1(e).
      -----------                                               ---------------

     "Participant  Register"  has  the  meaning  set  forth  in Section 13.1(i).
      ---------------------                                     ---------------

     "Permitted  Discretion"  means  a  determination  made  in  the exercise of
      ---------------------
reasonable (from the perspective of a secured asset-based lender) business judgment.

     "Permitted Dispositions" means (a) sales or other dispositions of Equipment
      ----------------------
that is substantially worn, damaged, or obsolete in the ordinary course of business, (b) sales of Inventory to buyers in the ordinary course of business,
(c) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of the Agreement or the other Loan Documents, (d) the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (e) sales or other dispositions of assets from Borrower or any Guarantor to Borrower or any Guarantor, (f) the leasing or subleasing of real property, (g) dispositions of property in exchange for credit (in an amount not less than the fair market value of such property) against the purchase price of similar replacement property, and (h) dispositions of property not otherwise permitted pursuant to clauses (a) through (g) above so long as the aggregate fair market value of the assets and property that are the subject of such sales or other dispositions does not exceed $250,000 in any 12-month period.

     "Permitted  Holder"  means  the  Person  identified  on  Schedule  P-1.
      -----------------

     "Permitted Investments" means (a) Investments in cash and Cash Equivalents,
      ---------------------
(b) Investments in negotiable instruments for collection, (c) advances made in connection with purchases of goods or services in the ordinary course of business, (d) Investments received in settlement of amounts due to Borrower or any of its Subsidiaries effected in the ordinary course of business or owing to

Borrower or any of its Subsidiaries as a result of Insolvency Proceedings involving an Account Debtor or upon the foreclosure or enforcement of any Lien in favor of Borrower or its Subsidiaries, (e) Investments owned on the Closing Date and set forth on Schedule P-3, (f) the buyout of HRP Restaurants provided
                        ------------
that (i) the aggregate consideration payable in connection therewith does not exceed $2,700,000, (ii) no Default or Event of Default has occurred and is continuing or would result therefrom, (iii) Borrower shall have delivered to
Agent all documents executed in connection with such acquisition, which documents shall be satisfactory to Agent in its Permitted Discretion, and (iv) the Borrower shall have delivered all items required pursuant to Section 5,16 in
                                                                 ------------
connection with the acquired company, (f) loans or advances to employees of the Borrower or any Guarantor for moving, travel, or emergency expenses and similar ordinary business purposes, in an aggregate amount not to exceed $25,000 outstanding at any time, (g) other Investments in an aggregate amount not to exceed $250,000 during the term of the Agreement, and (h) the Investment by Borrower in the MAG Note as contemplated pursuant to Section 3.3(a).
                                                              ---------------

"Permitted  Liens"  means (a) Liens held by Agent to secure the Obligations, (b)
 ----------------
Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) do not have priority over the Agent's Liens and the underlying taxes, assessments, or charges or levies are the subject of Permitted Protests, (c) judgment Liens that do not constitute an Event of Default under Section 7.7 of the Agreement, (d) Liens set forth on
                           ------------
Schedule  P-2, provided that any such Lien only secures the Indebtedness that it
-------------
secures on the Closing Date and any Refinancing Indebtedness in respect thereof,
(e) the interests of lessors under operating leases, (f) purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) such Lien attaches only to the asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the asset purchased or acquired or any Refinancing Indebtedness in respect thereof, (g) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (h) Liens on amounts deposited in connection with obtaining worker's compensation or other unemployment insurance, (i) Liens on amounts deposited in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money, (j) Liens on amounts deposited as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (k) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof, (l) customary rights of setoff or bankers' liens upon deposits of cash in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such deposit accounts in the ordinary course of business (and subject to the terms of any Control Agreement executed with respect thereto), (m) leases or subleases granted to other Persons not interfering in any material respect with the conduct of the business of the Borrower or any Guarantor, (n) Liens of the Existing Lender on cash collateral and/or certificates of deposit in an aggregate amount not to exceed 105% of the undrawn amount of the Existing Letter of Credit, which Liens secure the Borrower's obligations under Indebtedness permitted pursuant to
Section  6.1(j);  and  (o)  until  the earlier to occur of (A) the fifteenth day
--------------
after the Closing Date and (B) the satisfaction of the condition subsequent set forth in Section 3.3(a), Liens in favor of The Michigan Avenue Group on the
           --------------
assets of the Borrower and Grill Concepts, Inc., which Liens secure the obligations under the MAG Guaranty.

     "Permitted  Merger"  means  the  merger  of  (a) any Guarantor into another
      -----------------
Guarantor, (b) so long as the Borrower is the continuing or surviving Person, any Guarantor into the Borrower, or (c) any Subsidiary that is not the Borrower or a Guarantor into any other Subsidiary that is not the Borrower or a Guarantor, in the case of each of clauses (a), (b), and (c), so long as so long as (i) no Default or Event of Default shall have occurred or be continuing either before or after giving effect to such transaction, (ii) no other provision of the Agreement would be violated thereby, (iii) Borrower gives Agent at least 15 days prior written notice of such merger, and (iv) the Lender Group's rights in all or any portion of the Collateral, including without limitation, the existence, perfection, and priority of any Lien thereon, are not adversely affected by such merger.

     "Permitted  Preferred Stock" means and refers to any Preferred Stock issued
      --------------------------
by the Borrower (and not by one or more of its Subsidiaries) that is not Prohibited Preferred Stock.

     "Permitted  Protest" means the right of Borrower or any of its Subsidiaries
      ------------------
to protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on Borrower's or its Subsidiaries' books and records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Borrower or its Subsidiary, as applicable, in good faith, and (c) Agent is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Agent's Liens.

     "Permitted  Purchase  Money  Indebtedness"  means,  as  of  any  date  of
      ----------------------------------------
determination, Purchase Money Indebtedness incurred after the Closing Date in an aggregate principal amount outstanding at any one time not in excess of $750,000.

     "Person"  means natural persons, corporations, limited liability companies,
      ------
limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

     "Preferred  Stock"  means, as applied to the Stock of any Person, the Stock
      ----------------
of any class or classes (however designated) that is preferred with respect to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Stock of any other class of such Person.

     "Prohibited Preferred Stock" means any Preferred Stock that by its terms is
      --------------------------
mandatorily redeemable or subject to any other payment obligation (including any obligation to pay dividends, other than dividends of shares of Preferred Stock of the same class and series payable in kind or dividends of shares of common stock) on or before a date that is less than 1 year after the Maturity Date, or, on or before the date that is less than 1 year after the Maturity Date, is redeemable at the option of the holder thereof for cash or assets or securities (other than distributions in kind of shares of Preferred Stock of the same class and series or of shares of common stock).

     "Projections"  means  Borrower's  forecasted (a) balance sheets, (b) profit
      -----------
and loss statements, and (c) cash flow statements, all prepared on a basis consistent with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

     "Pro  Rata  Share"  means,  as  of  any  date  of  determination:
      ----------------

     (a) with respect to a Lender's obligation to make Advances and right to receive payments of principal, interest, fees, costs, and expenses with respect thereto, (i) prior to the Revolver Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender's Revolver Commitment, by (z) the aggregate Revolver Commitments of all Lenders, and (ii) from and after the time that the Revolver Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the aggregate outstanding principal amount of such Lender's Advances by (z) the aggregate outstanding principal amount of all Advances, and

     (b) with respect to all other matters as to a particular Lender (including the indemnification obligations arising under Section 15.7), the percentage obtained by dividing (i) such Lender's Revolver Commitment, by (ii) the aggregate amount of Revolver Commitments of all Lenders; provided, however, that in the event the Revolver Commitments have been terminated or reduced to zero, Pro Rata Share under this clause shall be the percentage obtained by dividing
(A) the outstanding principal amount of such Lender's Advances, by (B) the outstanding principal amount of all Advances.

     "Protective  Advances"  has  the  meaning  specified  therefor  in  Section
      --------------------                                               -------
2.3(d)(i).
---------

     "Purchase  Money  Indebtedness"  means  Indebtedness  (other  than  the
      -----------------------------
Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

     "Qualified  Cash"  means,  as  of  any date of determination, the amount of
      ---------------
unrestricted cash and Cash Equivalents of Borrower and its Subsidiaries that is in Deposit Accounts or in Securities Accounts, or any combination thereof, and which such Deposit Account or Securities Account is the subject of a Control Agreement and is maintained by a branch office of the bank or securities intermediary located within the United States.

     "Real  Property"  means any estates or interests in real property now owned
      --------------
or hereafter acquired by Borrower or its Subsidiaries and the improvements thereto.

     "Record"  means  information that is inscribed on a tangible medium or that
      ------
is stored in an electronic or other medium and is retrievable in perceivable form.

     "Refinancing  Indebtedness"  means refinancings, renewals, or extensions of
      -------------------------
Indebtedness so long as: (a) the terms and conditions of such refinancings, renewals, or extensions do not, in Agent's reasonable judgment, materially impair the prospects of repayment of the Obligations by Borrower or materially impair Borrower's creditworthiness, (b) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, (c) such refinancings, renewals, or extensions do not result in an increase in the interest rate with respect to the Indebtedness so refinanced, renewed, or extended, (d) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are materially more burdensome or restrictive to Borrower, (e) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to the Lender Group as those that were applicable to the refinanced, renewed, or extended Indebtedness, and (f) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended.

     "Register"  has  the  meaning  set  forth  in  Section  13.1(h).
      --------                                      ----------------

     "Registered  Loan"  has  the  meaning  set  forth  in  Section  2.16.
      ----------------                                      -------------

     "Registered  Note"  has  the  meaning  set  forth  in  Section  2.16.
      ----------------                                      -------------

     "Related  Fund"  means  a fund, money market account, investment account or
      -------------
other account managed by a Lender or an Affiliate of such Lender or its investment manager or an Affiliate of its investment manager.

     "Remedial  Action"  means  all  actions  taken  to  (a)  clean  up, remove,
      ----------------
remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a release or threatened release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials authorized by Environmental Laws.

     "Replacement Lender" has the meaning specified therefor in Section 14.2(a).
      ------------------                                        ---------------

     "Report"  has  the  meaning  specified  therefor  in  Section  15.17.
      ------                                               --------------

     "Required Availability" means that the sum of (a) Excess Availability, plus
      ---------------------
(b)  Qualified  Cash  exceeds  $2,000,000.

     "Required  Lenders"  means,  at  any time, Lenders whose aggregate Pro Rata
      -----------------
Shares (calculated under clause (b) of the definition of Pro Rata Share) equal or exceed 50.1%.

     "Reserve  Percentage"  means,  on  any  day,  for  any  Lender, the maximum
      -------------------
percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor Governmental Authority) for determining the reserve requirements (including any basic, supplemental, marginal, or emergency reserves) that are in effect on such date with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") of that Lender, but so long as such Lender is not required or directed under applicable regulations to maintain such reserves, the Reserve Percentage shall be zero.

     "Restaurant"  means  a "Daily Grill" or "The Grill on the Alley" restaurant
      ----------
or a restaurant that is a theme that is derivative of either of the foregoing, in each case, owned or operated by a Borrower or a Guarantor.

     "Revolver  Commitment"  means,  with  respect  to each Lender, its Revolver
      --------------------
Commitment, and, with respect to all Lenders, their Revolver Commitments, in each case as such Dollar amounts are set forth beside such Lender's name under the applicable heading on Schedule C-1 or in the Assignment and Acceptance
                              -------------
pursuant to which such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1.
                                       -------------

     "Revolver  Usage"  means,  as  of  any date of determination, the amount of
      ---------------
outstanding  Advances.


     "SEC"  means  the  United States Securities and Exchange Commission and any
      ---
successor  thereto.


     "Securities Account" means a securities account (as that term is defined in
      ------------------
the  Code).

     "Securitization"  has  the  meaning  set  forth  in  Section  2.15.
      --------------                                      -------------

     "Securitization  Parties"  has  the  meaning  set  forth  in  Section 2.15.
      -----------------------                                      ------------

     "Security  Agreement"  means  a  security  agreement, in form and substance
      -------------------
satisfactory to Agent, executed and delivered by Borrower and Guarantors to Agent.


     "Settlement"  has  the  meaning  specified  therefor  in Section 2.3(e)(i).
      ----------                                              -----------------

     "Settlement  Date" has the meaning specified therefor in Section 2.3(e)(i).
      ----------------                                        -----------------

     "Solvent"  means, with respect to any Person on a particular date, that, at
      -------
fair valuations, the sum of such Person's assets is greater than all of such Person's debts.

     "S&P"  has  the  meaning  specified  therefor  in  the  definition  of Cash
      ---
Equivalents.

     "Stock"  means all shares, options, warrants, interests, participations, or
      -----
other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

     "Subsidiary"  of  a  Person  means  a  corporation,  partnership,  limited
      ----------
liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity; provided, however, that the term "Subsidiary" shall not include any Joint Venture Subsidiary or any Inactive Subsidiary.

     "Taxes"  has  the  meaning  specified  therefor  in  Section  15.11(a).
      -----

     "Trademark  Security  Agreement"  has the meaning specified therefor in the
      ------------------------------
Security  Agreement.


     "TTM  EBITDA"  means,  as  of  any date of determination, the EBITDA of the
      -----------
Borrower  and  its  Subsidiaries  for  the  12 month period most recently ended.

     "United  States"  means  the  United  States  of  America.
      --------------

     "Unused  Amount"  has  the  meaning  specified  therefore  in  Section
      --------------                                                -------
6.16(b)(iii).
------------

     "Voidable  Transfer"  has  the  meaning specified therefor in Section 16.6.
      -----------------                                            ------------

     1.2  ACCOUNTING TERMS. All accounting terms not specifically defined herein
          ----------------
shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Whenever the term "Borrower" is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower and its Subsidiaries on a consolidated basis, unless the context clearly requires otherwise.

     1.3  CODE.  Any  terms  used in this Agreement that are defined in the Code
          ----
shall be construed and defined as set forth in the Code unless otherwise defined herein; provided, however, that to the extent that the Code is used to define
         ---------  -------
any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern.

     1.4  CONSTRUCTION.  Unless  the context of this Agreement or any other Loan
          ------------
Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein or in any other Loan Document to the satisfaction or repayment in full of the Obligations shall mean the repayment in full in cash (or cash collateralization in accordance with the terms hereof) of all Obligations other than unasserted contingent indemnification Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

     1.5  SCHEDULES  AND EXHIBITS. All of the schedules and exhibits attached to
          -----------------------
this  Agreement  shall  be  deemed  incorporated  herein  by  reference.

2.   LOAN  AND  TERMS  OF  PAYMENT.

     2.1  REVOLVER  ADVANCES.
          ------------------

          (a) Subject to the terms and conditions of this Agreement, and during the term of this Agreement, each Lender with a Revolver Commitment agrees (severally, not jointly or jointly and severally) to make advances ("Advances") to Borrower in an amount at any one time outstanding not to
       --------
     exceed such Lender's Pro Rata Share of an amount equal to the lesser of (i) the Maximum Revolver Amount, or (ii) the Borrowing Base at such time. All Advances requested by Borrower pursuant to this Section 2.1(a) (except for amounts permitted to be charged to the Loan Account pursuant to Section 2.6(d) hereof) shall be in increments of $500,000 or more. Not more than one Advance may be requested by Borrower in any fiscal month.

          (b)  Anything  to  the  contrary  in this Section 2.1 notwithstanding,
                                                    -----------
     Agent shall have the right to establish reserves against the Borrowing Base in such amounts, and with respect to such matters, as Agent in its Permitted Discretion shall deem necessary or appropriate, including reserves with respect to (i) sums that Borrower is required to pay by any Section of this Agreement or any other Loan Document (such as taxes, assessments, insurance premiums, or, in the case of leased assets, rents or other amounts payable under such leases) and has failed to pay, and (ii) amounts owing by Borrower or its Subsidiaries to any Person to the extent secured by a Lien on, or trust over, any of the Collateral (other than a Permitted Lien), which Lien or trust, in the Permitted Discretion of Agent likely would have a priority superior to the Agent's Liens (such as Liens or trusts in favor of landlords, warehousemen, carriers, mechanics, materialmen, laborers, or suppliers, or Liens or trusts for ad valorem, excise, sales, or other taxes where given priority under applicable law) in and to such item of the Collateral.

          (c)  Amounts  borrowed pursuant to this Section 2.1 may be repaid and,
                                                  -----------
     subject to the terms and conditions of this Agreement, reborrowed at any time during the term of this Agreement.

     2.2  [INTENTIONALLY  OMITTED].
          ------------------------

     2.3  BORROWING  PROCEDURES  AND  SETTLEMENTS.
          ---------------------------------------

          (a) PROCEDURE FOR BORROWING. Each Borrowing shall be made by an irrevocable written request by an Authorized Person delivered to Agent. Such notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day prior to the date that is the requested Funding
     Date. In lieu of delivering the above-described written request, any Authorized Person may give Agent telephonic notice of such request by the required time. In such circumstances, Borrower agrees that any such telephonic notice will be confirmed in writing within one Business Day of the giving of such telephonic notice, but the failure to provide such written confirmation shall not affect the validity of the request.

          (b)  [INTENTIONALLY  OMITTED].

          (c)  MAKING  OF  ADVANCES.

               (i) Promptly after receipt of a request for a Borrowing pursuant to Section 2.3(a), Agent shall notify the Lenders, not later than 1:00
             -------------
          p.m. (California time) on the Business Day immediately preceding the Funding Date applicable thereto, by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent's Account, not later than 10:00 a.m. (California time) on the Funding Date applicable thereto. After Agent's receipt of the proceeds of such Advances, Agent shall make the proceeds thereof available to Borrower on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to Borrower's Designated Account; provided, however, that, subject to the provisions
                              --------  -------
          of Section 2.3(d)(ii), Agent shall not request any Lender to make, and
             -----------------
          no Lender shall have the obligation to make, any Advance if Agent shall have actual knowledge that (1) one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on
                                              ---------
          the requested Funding Date for the applicable Borrowing unless such condition has been waived, or (2) the requested Borrowing would exceed the Availability on such Funding Date.

               (ii) Unless Agent receives notice from a Lender prior to 9:00 a.m. (California time) on the date of a Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrower the amount of that Lender's Pro Rata Share of the Borrowing, Agent may assume that each Lender has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to Agent in immediately available funds and Agent in such circumstances has made available to Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to Agent, together with interest at the Defaulting Lender Rate for each day during such period. A notice submitted by Agent to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to Agent shall constitute such Lender's Advance on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, Agent will notify Borrower of such failure to fund and, upon demand by Agent, Borrower shall pay such amount to Agent for Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Advances composing such Borrowing. The failure of any Lender to make any Advance on any Funding Date shall not relieve any other Lender of any obligation hereunder to make an Advance on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on any Funding Date.

               (iii) Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to Agent for the Defaulting Lender's benefit, and, in the absence of such transfer to the Defaulting Lender, Agent shall transfer any such payments to each other non-Defaulting Lender member of the Lender Group ratably in accordance with their Commitments (but only to the extent that such Defaulting Lender's Advance was funded by the other members of the Lender Group) or, if so directed by Borrower and if no Default or Event of Default had occurred and is continuing (and to the extent such Defaulting Lender's Advance was not funded by the Lender Group), retain same to be re-advanced to Borrower as if such Defaulting Lender had made Advances to Borrower. Subject to the foregoing, Agent may hold and, in its Permitted Discretion, re-lend to Borrower for the account of such Defaulting Lender the amount of all such payments received and retained by Agent for the account of such Defaulting Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero. This Section shall remain effective with respect to such Lender until (x) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable, (y) the non-Defaulting Lenders, Agent, and Borrower shall have waived such Defaulting Lender's default in writing, or (z) the Defaulting Lender makes its Pro Rata Share of the applicable Advance and pays to Agent all amounts owing by Defaulting Lender in respect thereof. The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder, or to relieve or excuse the performance by Borrower of its duties and obligations hereunder to Agent or to the Lenders other than such Defaulting Lender. Any such failure to fund by any Defaulting Lender shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle Borrower at its option, upon written notice to Agent, to arrange for a substitute Lender to assume the Commitment of such Defaulting Lender, such substitute Lender to be acceptable to Agent (such acceptance by Agent not to be unreasonably withheld or delayed). In connection with the arrangement of such a substitute Lender, the Defaulting Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever; provided,
                                                                       --------
          however, that any such assumption of the Commitment of such Defaulting
          -------
          Lender  shall  not  be  deemed
          to constitute a waiver of any of the Lender Groups' or Borrower's rights or remedies against any such Defaulting Lender arising out of or in relation to such failure to fund.

          (d)  PROTECTIVE  ADVANCES  AND  OPTIONAL  OVERADVANCES.

               (i) Agent hereby is authorized by Borrower and the Lenders, from time to time in Agent's sole discretion, (A) after the occurrence and during the continuance of a Default or an Event of Default, or (B) at any time that any of the other applicable conditions precedent set forth in Section 3 are not satisfied, to make Advances to Borrower on
                    ---------
          behalf of the Lenders that Agent, in its Permitted Discretion deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof or (2) to pay any other amount chargeable to Borrower pursuant to the terms of this Agreement, including Lender Group Expenses and the costs, fees, and expenses described in Section
                                                                         -------
          9  (any  of  the Advances described in this Section 2.3(d)(i) shall be
          -
          referred  to  as  "Protective  Advances").
                             --------------------

               (ii) Any contrary provision of this Agreement notwithstanding, the Lenders hereby authorize Agent, and Agent may, but is not obligated to, knowingly and intentionally, continue to make Advances to Borrower notwithstanding that an Overadvance exists or thereby would be created, so long as (A) after giving effect to such Advances, the outstanding Revolver Usage does not exceed the Borrowing Base by more than $250,000, and (B) after giving effect to such Advances, the outstanding Revolver Usage (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) does not exceed the Maximum Revolver Amount. In the event Agent obtains actual knowledge that the Revolver Usage exceeds the amounts permitted by the immediately foregoing provisions, regardless of the amount of, or reason for, such excess, Agent shall notify the Lenders as soon as practicable (and prior to making any (or any additional) intentional Overadvances (except for and excluding amounts charged to the Loan Account for interest, fees, or Lender Group Expenses) unless Agent determines that prior notice would result in imminent harm to the Collateral or its value), and the Lenders with Revolver Commitments thereupon shall, together with Agent, jointly determine the terms of arrangements that shall be implemented with Borrower intended to reduce, within a reasonable time, the outstanding principal amount of the Advances to Borrower to an amount permitted by the preceding paragraph. In such circumstances, if any Lender with a Revolver Commitment objects to the proposed terms of reduction or repayment of any Overadvance, the terms of reduction or repayment thereof shall be implemented according to the determination of the Required Lenders. Each Lender with a Revolver Commitment shall be obligated to settle with Agent as provided in Section 2.3(e) for the amount of such
                                         ---------------
          Lender's Pro Rata Share of any unintentional Overadvances by Agent reported to such Lender, any intentional Overadvances made as permitted under this Section 2.3(d)(ii), and any Overadvances
                                  ------------------
          resulting from the charging to the Loan Account of interest, fees, or Lender Group Expenses.

               (iii) Each Protective Advance and each Overadvance shall be deemed to be an Advance hereunder, except that no Protective Advance or Overadvance shall be eligible to be a LIBOR Rate Loan and all payments on the Protective Advances shall be payable to Agent solely for its own account. The Protective Advances and Overadvances shall be repayable within two Business Days' following written demand, secured by the Agent's Liens, constitute Obligations hereunder, and bear interest at the rate applicable from time to time to Advances that are Base Rate Loans. The provisions of this Section 2.3(d) are for the
                                                      -------------
          exclusive benefit of Agent and the Lenders and are not intended to benefit Borrower in any way.

          (e) SETTLEMENT. It is agreed that each Lender's funded portion of the Advances is intended by the Lenders to equal, at all times, such Lender's Pro Rata Share of the outstanding Advances. Such agreement notwithstanding, Agent and the other Lenders agree (which agreement shall not be for the benefit of Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among the Lenders as to the Advances and the Protective Advances shall take place on a periodic basis in accordance with the following provisions:

               (i)  Agent  shall  request  settlement  ("Settlement")  with  the
                                                         ----------
          Lenders on a weekly basis, or on a more frequent basis if so determined by Agent (1)
          for itself, with respect to the outstanding Protective Advances, and (2) with respect to Borrower's or its Subsidiaries' Collections received, as to each by notifying the Lenders by telecopy, telephone, or other similar form of transmission, of such requested Settlement, no later than 2:00 p.m. (California time) on the Business Day immediately prior to the date of such requested Settlement (the date of such requested Settlement being the "Settlement Date"). Such notice
                                                  ---------------
          of a Settlement Date shall include a summary statement of the amount of outstanding Advances and Protective Advances for the period since the prior Settlement Date. Subject to the terms and conditions contained herein (including Section 2.3(c)(iii)): (y) if a Lender's
                                         ------------------
          balance of the Advances (including Protective Advances) exceeds such Lender's Pro Rata Share of the Advances (including Protective Advances) as of a Settlement Date, then Agent shall, by no later than 12:00 p.m. (California time) on the Settlement Date, transfer in immediately available funds to a Deposit Account of such Lender (as such Lender may designate), an amount such that each such Lender shall, upon receipt of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances (including Protective Advances), and (z) if a Lender's balance of the Advances (including Protective Advances) is less than such Lender's Pro Rata Share of the Advances (including Protective Advances) as of a Settlement Date, such Lender shall no later than 12:00 p.m. (California time) on the Settlement Date transfer in immediately available funds to the Agent's Account, an amount such that each such Lender shall, upon transfer of such amount, have as of the Settlement Date, its Pro Rata Share of the Advances (including Protective Advances). Such amounts made available to Agent under clause (z) of the immediately preceding sentence shall be applied against the amounts of the applicable Protective Advances and shall constitute Advances of such Lenders. If any such amount is not made available to Agent by any Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lender Rate. ( ) In determining whether a Lender's balance of the Advances and Protective Advances is less than, equal to, or greater than such Lender's Pro Rata Share of the Advances and Protective Advances as of a Settlement Date, Agent shall, as part of the relevant Settlement, apply to such balance the portion of payments actually received in good funds by Agent with respect to principal, interest, fees payable by Borrower and allocable to the Lenders hereunder, and proceeds of Collateral. To the extent that a net amount is owed to any such Lender after such application, such net amount shall be distributed by Agent to that Lender as part of such next Settlement.

               (ii) During the period between Settlement Dates, Agent with respect to Protective Advances, and each Lender (subject to the effect of agreements between Agent and individual Lenders) with respect to the Advances other than Protective Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the daily amount of funds employed by Agent or the Lenders, as applicable.

          (f) NOTATION. Agent shall record on its books the principal amount of the Advances owing to each Lender, and Protective Advances owing to Agent, and the interests therein of each Lender, from time to time and such records shall, absent manifest error, conclusively be presumed to be correct and accurate.

          (g) LENDERS' FAILURE TO PERFORM. All Advances (other than Protective Advances) shall be made by the Lenders contemporaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Advance (or other extension of credit) hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligations hereunder, and (ii) no failure by any Lender to perform its obligations hereunder shall excuse any other Lender from its obligations hereunder.

     2.4  PAYMENTS.

          (a)  PAYMENTS  BY  BORROWER.

               (i) Except as otherwise expressly provided herein, all payments by Borrower shall be made to Agent's Account for the account of the Lender Group and shall be made in immediately available funds, no later than 11:00 a.m. (California time) on the date specified herein. Any payment received by Agent later than 11:00 a.m. (California time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue until such following Business Day.

               (ii) Unless Agent receives notice from Borrower prior to the date on which any payment is due to the Lenders that Borrower will not make such payment in full as and when required, Agent may assume that Borrower has made (or will make) such payment in full to Agent on such date in immediately available funds and Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrower does not make such payment in full to Agent on the date when due, each Lender severally shall repay to Agent on demand such amount distributed to such Lender, together with interest thereon at the Defaulting Lender Rate for each day from the date such amount is distributed to such Lender until the date repaid.

          (b)  APPORTIONMENT  AND  APPLICATION.

               (i) Except as otherwise provided with respect to Defaulting Lenders and except as otherwise provided in the Loan Documents (including agreements between Agent and individual Lenders), aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and payments of fees and expenses (other than fees or expenses that are for Agent's separate account, after giving effect to any agreements between Agent and individual Lenders) shall be apportioned ratably among the Lenders having a Pro Rata Share of the type of Commitment or Obligation to which a particular fee relates. All payments shall be remitted to Agent and all such payments, and all proceeds of Collateral received by Agent, shall be applied as follows (provided that so long as no Event of Default has occurred and is continuing, Agent shall be entitled to apply the proceeds of Collections to reduce the balance of the Advances outstanding):

                    (A) first, ratably to pay any Lender Group Expenses then due
                        -----
               to Agent or any of the Lenders under the Loan Documents, until paid in full,

                    (B)  second,  ratably  to  pay any documented or contractual
                         ------
               fees or premiums then due to Agent or any of the Lenders under the Loan Documents until paid in full,

                    (C)  third, to pay interest due in respect of all Protective
                         -----
               Advances  until  paid  in  full,

                    (D)  fourth, to pay the principal of all Protective Advances
                         ------
               until  paid  in  full,

                    (E)  fifth,  ratably  to  pay interest due in respect of the
                         -----
               Advances  (other  than  Protective  Advances) until paid in full,

                    (F)  sixth,  to pay the principal of all Advances until paid
                         -----
               in  full,

                    (G)  seventh,  If  an  Event  of Default has occurred and is
                         -------
               continuing,  to  pay  any  other  Obligations,  and

                    (H)  eighth,  to  Borrower  (to  be  wired to the Designated
                         ------
               Account) or such other Person entitled thereto under applicable law.

               (ii) Agent promptly shall distribute to each Lender, pursuant to the applicable wire instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided in Section 2.3(e).
                                   --------------

               (iii) In each instance, so long as no Event of Default has occurred and is continuing, Section 2.4(b)(i) shall not apply to any
                                        ----------------
          payment made by Borrower to Agent and specified by Borrower to be for the payment of specific Obligations then due and payable (or prepayable) under any provision of this Agreement.

               (iv)  For  purposes  of  Section  2.4(b)(i), "paid in full" means
                                        ------------------
          payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

               (v) In the event of a direct conflict between the priority provisions of this Section 2.4 and any other provision contained in
                                -----------
          any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.4 shall control and govern.
                                           -----------

               (vi) Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, to the extent that (A) payments received by Agent are to be applied to the principal amount of the Advances pursuant to clause (F) above for application to a LIBOR Rate Loan prior to the end of the Interest Period applicable to such LIBOR Rate Loan and (B) the application of such amounts to such LIBOR Rate Loan prior to the end of the Interest Period applicable thereto would result in Funding Losses, then, unless the Borrower otherwise directs the Agent in writing, such amounts shall not be applied to such LIBOR Rate Loan prior to the end of the Interest Period applicable thereto and instead shall be held in a cash collateral account maintained by Agent until the earlier of (i) the last Business Day of the Interest Period applicable to such LIBOR Rate Loan and (ii) the occurrence of an Event of Default, at which time such funds shall be applied to such LIBOR Rate Loan.

     2.5  OVERADVANCES.  If,  at  any  time  or  for  any  reason, the amount of
          ------------
Obligations  owed  by  Borrower  to  the Lender Group pursuant to Section 2.1 is
                                                                  -----------
greater than any of the limitations set forth in Section 2.1 (an "Overadvance"),
                                                 -----------      -----------
Borrower shall, within two Business Days after prior written notice thereof from Agent to Borrower, pay to Agent, in cash, the amount of such excess, which amount shall be used by Agent to reduce the Obligations in accordance with the priorities set forth in Section 2.4(b). In addition, Borrower hereby promises to
                        -------------
pay the Obligations (including principal, interest, fees, costs, and expenses) in Dollars in full as and when due and payable under the terms of this Agreement and the other Loan Documents.

     2.6  INTEREST  RATES:  RATES,  PAYMENTS,  AND  CALCULATIONS.
          ------------------------------------------------------

          (a) INTEREST RATES. Except as provided in clause (c) below, all Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows
     (i) if the relevant Obligation is an Advance that is a LIBOR Rate Loan, at a per annum rate equal to the LIBOR Rate plus the LIBOR Rate Margin and
     (ii) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin.

          (b)  [INTENTIONALLY  OMITTED].

          (c) DEFAULT RATE. Upon the occurrence and during the continuation of an Event of Default (and at the election of Agent), all Obligations that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 4 percentage points above the per annum rate otherwise applicable hereunder.

          (d)  PAYMENT.  Except  as  provided to the contrary in Section 2.11 or
                                                                 ------------
     Section  2.13(a),  interest  and all contractual or documented fees payable
     ---------------
     hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations or Commitments are outstanding. Borrower hereby authorizes Agent, from time to time after prior written notice to Borrower, to charge all interest and fees (when due and payable), all Lender Group Expenses (as and when incurred), all fees and costs provided for in Section 2.11 (as and when accrued or incurred), and all other
              -------------
     payments as and when due and payable under any Loan Document to the Loan Account, which amounts thereafter shall constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans. Any interest not paid when due shall be compounded by being charged to the Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans.

          (e) COMPUTATION. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 365/366, as applicable, day year for the actual number of days elapsed. In the event the Base Rate is changed from time to time hereafter, the rates of interest hereunder based upon the Base Rate automatically and immediately shall be increased or decreased by an amount equal to such change in the Base Rate, and Agent shall give Borrower timely written notice of such change.

          (f) INTENT TO LIMIT CHARGES TO MAXIMUM LAWFUL RATE. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided,
                                                                       --------
     however,  that,  anything contained herein to the contrary notwithstanding,
     -------
     if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, ipso facto, as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

     2.7  CASH  MANAGEMENT.
          ----------------

          (a) Other than with respect to any Managed Account, Borrower shall and shall cause each of its Subsidiaries to (i) establish and maintain cash management services of a type and on terms satisfactory to Agent at one or more of the banks set forth on Schedule 2.7(a) (each a "Cash Management
                                        --------------           ---------------
     Bank"),  and  shall  request  in writing and otherwise take such reasonable
     ----
     steps to ensure that all of its and its Subsidiaries' Account Debtors forward payment of the amounts owed by them directly to such Cash Management Bank, and (ii) deposit or cause to be deposited promptly, and in any event no later than the third Business Day after the date of receipt thereof, all of their Collections (including those sent directly by their Account Debtors to Borrower or one of its Subsidiaries) into a bank account (a "Cash Management Account") at one of the Cash Management Banks.
          -------------------------

          (d) Each Cash Management Bank shall establish and maintain Control Agreements with Agent and Borrower. Each such Control Agreement shall provide, among other things, that (i) the Cash Management Bank will comply with any instructions originated by Agent directing the disposition of the funds in such Cash Management Account without further consent by Borrower or its Subsidiaries, as applicable, (ii) the Cash Management Bank has no rights of setoff or recoupment or any other claim against the applicable Cash Management Account other than for payment of its service fees and other charges directly related to the administration of such Cash Management Account and for returned checks or other items of payment, and
     (iii) upon request by Agent it will forward, by daily sweep, all amounts in the applicable Cash Management Account to the Agent's Account. The forgoing to the contrary notwithstanding, Agent shall not instruct the Cash

     Management Bank to forward by daily sweep the amounts in the applicable Cash Management Account to the Agent's Account prior to the occurrence of an Event of Default.

          (c) So long as no Default or Event of Default has occurred and is continuing, Borrower may amend Schedule 2.7(a) to add or replace a Cash
                                        --------------
     Management  Bank  or  Cash  Management Account; provided, however, that (i)
                                                     --------  -------
     such prospective Cash Management Bank shall be reasonably satisfactory to Agent, and (ii) prior to the time of the opening of such Cash Management Account, Borrower (or its Subsidiary, as applicable) and such prospective Cash Management Bank shall have executed and delivered to Agent a Control Agreement. Borrower (or its Subsidiaries, as applicable) shall close any of its Cash Management Accounts (and establish replacement cash management accounts in accordance with the foregoing sentence) promptly and in any event within 30 days of notice from Agent that the creditworthiness of any Cash Management Bank is no longer acceptable in Agent's reasonable judgment, or as promptly as practicable and in any event within 60 days of notice from Agent that the operating performance, funds transfer, or availability procedures or performance of the Cash Management Bank with respect to Cash Management Accounts or Agent's liability under any Control Agreement with such Cash Management Bank is no longer acceptable in Agent's reasonable judgment.

          (d) Each Cash Management Account shall be a cash collateral account subject to a Control Agreement.

          2.8  CREDITING  PAYMENTS.  The  receipt  of  any payment item by Agent
               -------------------
     (whether from transfers to Agent by the Cash Management Banks pursuant to the Control Agreements or otherwise) shall not be considered a payment on account unless such payment item is a wire transfer of immediately available federal funds made to the Agent's Account or unless and until such payment item is honored when presented for payment. Should any payment item not be honored when presented for payment, then Borrower shall be deemed not to have made such payment and interest shall be calculated accordingly. Anything to the contrary contained herein notwithstanding, any payment item shall be deemed received by Agent only if it is received into the Agent's Account on a Business Day on or before 11:00 a.m. (California time). If any payment item is received into the Agent's Account on a non-Business Day or after 11:00 a.m. (California time) on a Business Day, it shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day.

          2.9 DESIGNATED ACCOUNT. Agent is authorized to make the Advances under
              ------------------
     this Agreement based upon telephonic or other instructions received from anyone purporting to be an Authorized Person or, without instructions, if pursuant to Section 2.6(d). Borrower agrees to establish and maintain the
                   -------------
     Designated Account with the Designated Account Bank for the purpose of receiving the proceeds of the Advances requested by Borrower and made by Agent or the Lenders hereunder. Unless otherwise agreed by Agent and Borrower, any Advance or Protective Advance requested by Borrower and made by Agent or the Lenders hereunder shall be made to the Designated Account.

          2.10  MAINTENANCE  OF  LOAN  ACCOUNT; STATEMENTS OF OBLIGATIONS. Agent
                ---------------------------------------------------------
     shall  maintain  an account on its books in the name of Borrower (the "Loan
                                                                            ----
     Account")  on  which  Borrower will be charged with all Advances (including
     -------
     Protective Advances) made by Agent or the Lenders to Borrower or for Borrower's account and with all other payment Obligations hereunder or under the other Loan Documents, including, accrued interest, fees and expenses, and Lender Group Expenses. In accordance with Section 2.8, the
                                                                -----------
     Loan Account will be credited with all payments received by Agent from Borrower or for Borrower's account, including all amounts received in the Agent's Account from any Cash Management Bank. Agent shall render statements regarding the Loan Account to Borrower, including principal, interest, fees, and including an itemization of all charges and expenses constituting Lender Group Expenses owing, and such statements, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and the Lender Group unless, within 120 days after receipt thereof by Borrower, Borrower shall deliver to Agent written objection thereto describing the error or errors contained in any such statements.

          2.11  FEES.  Borrower  shall pay to Agent, as and when due and payable
                ----
     under  the  terms  of the Fee Letter, the fees set forth in the Fee Letter.

          2.12  [INTENTIONALLY  OMITTED]
                 ----------------------

          2.12  LIBOR  OPTION.
                -------------

          (a) INTEREST AND INTEREST PAYMENT DATES. In lieu of having interest charged at the rate based upon the Base Rate, Borrower shall have the option (the "LIBOR Option") to have interest on all or a portion of the
                    -------------
     Advances  be  charged  at  a  rate  of  interest based upon the LIBOR Rate.
     Interest on LIBOR Rate Loans shall be payable on the earliest of (i) the last day of the Interest Period applicable thereto, (ii) the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof, or (iii) the date on which this Agreement is terminated pursuant to the terms hereof. On the last day of each applicable Interest Period, unless Borrower properly has exercised the LIBOR Option with respect thereto, the interest rate applicable to such LIBOR Rate Loan automatically shall convert to the rate of interest then applicable to Base Rate Loans of the same type hereunder. At any time that an Event of Default has occurred and is continuing, Borrower no longer shall have the option to request that Advances bear interest at a rate based upon the LIBOR Rate and Agent shall have the right to convert the interest rate on all outstanding LIBOR Rate Loans to the rate then applicable to Base Rate Loans hereunder.

          (b)  LIBOR  ELECTION.

               (i) Borrower may, at any time and from time to time, so long as no Event of Default has occurred and is continuing, elect to exercise the LIBOR Option by notifying Agent prior to 11:00 a.m. (California time) at least 3 Business Days prior to the commencement of the proposed Interest Period (the "LIBOR Deadline"). Notice of Borrower's
                                          --------------
          election of the LIBOR Option for a permitted portion of the Advances and an Interest Period pursuant to this Section shall be made by delivery to Agent of a LIBOR Notice received by Agent before the LIBOR Deadline, or by telephonic notice received by Agent before the LIBOR Deadline (to be confirmed by delivery to Agent of a LIBOR Notice received by Agent promptly thereafter). Promptly upon its receipt of each such LIBOR Notice, Agent shall provide a copy thereof to each of the Lenders having a Revolver Commitment.

               (ii)  Each  LIBOR  Notice  shall  be  irrevocable  and binding on
          Borrower. In connection with each LIBOR Rate Loan, Borrower shall indemnify, defend, and hold Agent and the Lenders harmless against any loss, cost, or expense incurred by Agent or any Lender as a result of
          (A) the payment of any principal of any LIBOR Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (B) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or (C) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any LIBOR Notice delivered pursuant hereto (such losses, costs, or expenses, "Funding Losses").
                                                               --------------
          Funding Losses shall, with respect to Agent or any Lender, be deemed to equal the amount determined by Agent or such Lender to be the excess, if any, of (1) the amount of interest that would have accrued on the principal amount of such LIBOR Rate Loan had such event not occurred, at the LIBOR Rate that would have been applicable thereto, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert, or continue, for the period that would have been the Interest Period therefor), minus (2) the amount of interest that would accrue on such principal amount for such period at the interest rate which Agent or such Lender would be offered were it to be offered, at the commencement of such period, Dollar deposits of a comparable amount and period in the London interbank market. A certificate of Agent or a Lender delivered to Borrower setting forth in reasonable detail any amount or amounts that Agent or such Lender is entitled to receive pursuant to this Section 2.13 shall be conclusive absent manifest error.

               (iii) Borrower shall have not more than five LIBOR Rate Loans in effect at any given time. Borrower only may exercise the LIBOR Option for LIBOR Rate Loans of at least $1,000,000 and integral multiples of $500,000 in excess thereof.

          (c) PREPAYMENTS. Borrower may prepay LIBOR Rate Loans at any time; provided, however, that in the event that LIBOR Rate Loans are prepaid on
     --------   -------
     any date that is not the last day of the Interest Period applicable thereto, including as a result of any automatic prepayment through the required application by Agent of proceeds of Borrower's and its Subsidiaries' Collections in accordance with Section 2.4(b) or for any
                                                       -------------
     other reason, including early termination of the term of this Agreement or acceleration of all or any portion of the Obligations pursuant to the terms hereof, Borrower shall indemnify, defend, and hold Agent and the Lenders and their Participants harmless against any and all Funding Losses in accordance with clause (b)(ii) above.

          (d)  SPECIAL  PROVISIONS  APPLICABLE  TO  LIBOR  RATE.

               (i) The LIBOR Rate may be adjusted by Agent with respect to any Lender on a prospective basis to take into account any additional or increased costs to such Lender of maintaining or obtaining any eurodollar deposits or increased costs, in each case, due to changes in applicable law occurring subsequent to the commencement of the then applicable Interest Period, including changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding the Reserve Percentage, which additional or increased costs would increase the cost of funding loans bearing interest at the LIBOR Rate. In any such event, the affected Lender shall give Borrower and Agent notice of such a determination and adjustment and Agent promptly shall transmit the notice to each other Lender and, upon its receipt of the notice from the affected Lender, Borrower may, by notice to such affected Lender (y) require such Lender to furnish to Borrower a statement setting forth the basis for adjusting such LIBOR Rate and the method for determining the amount of such adjustment, or (z) repay the LIBOR Rate Loans with respect to which such adjustment is made (together with any amounts due under Section 2.13(b)(ii)).
                                                     --------------------

               (ii) In the event that any change in market conditions or any law, regulation, treaty, or directive, or any change therein or in the interpretation of application thereof, shall at any time after the date hereof, in the reasonable opinion of any Lender, make it unlawful or impractical for such Lender to fund or maintain LIBOR Rate Loans or to continue such funding or maintaining, or to determine or charge interest rates at the LIBOR Rate, such Lender shall give notice of such changed circumstances to Agent and Borrower and Agent promptly shall transmit the notice to each other Lender and (y) in the case of any LIBOR Rate Loans of such Lender that are outstanding, the date specified in such Lender's notice shall be deemed to be the last day of the Interest Period of such LIBOR Rate Loans, and interest upon the LIBOR Rate Loans of such Lender thereafter shall accrue interest at the rate then applicable to Base Rate Loans, and (z) Borrower shall not be entitled to elect the LIBOR Option until such Lender determines that it would no longer be unlawful or impractical to do so.

          (e) NO REQUIREMENT OF MATCHED FUNDING. Anything to the contrary contained herein notwithstanding, neither Agent, nor any Lender, nor any of their Participants, is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at the LIBOR Rate. The provisions of this Section shall apply as if each Lender or its Participants had match funded any Obligation as to which interest is accruing at the LIBOR Rate by acquiring eurodollar deposits for each Interest Period in the amount of the LIBOR Rate Loans.

          2.14  CAPITAL  REQUIREMENTS.  If,  after  the  date hereof, any Lender
                ---------------------
     determines that (i) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any Governmental Authority charged with the administration thereof, or (ii) compliance by such Lender or its parent bank holding company with any guideline, request, or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's or such holding company's capital as a consequence of such Lender's Commitments hereunder to a level below that which such Lender or such holding company could have achieved but for such adoption, change, or compliance (taking into consideration such Lender's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Lender to be material, then such Lender may notify Borrower and Agent thereof. Following receipt of such notice, Borrower agrees to pay such Lender on demand the amount of such reduction of return of capital as and when such reduction is determined, payable within 90 days after presentation by such Lender of a statement in the amount and setting forth in reasonable detail such Lender's calculation thereof and the assumptions upon which such calculation was based (which statement shall be deemed true and correct absent manifest error). In determining such amount, such Lender may use any reasonable averaging and attribution methods.

          2.15 SECURITIZATION. Borrower hereby acknowledges that the Lenders and
               --------------
     each of their Affiliates and Related Funds who are or may from time to time become "Lenders" hereunder may sell or securitize the Obligations (a
     "Securitization")  through  the  pledge  of  the  Obligations as collateral
      --------------
     security for loans to such Lenders or their Affiliates or their Related Funds or through the sale of the Obligations or the issuance of direct or indirect interests in the Obligations, which loans to such Lenders or their Affiliates or their Related Funds or direct or indirect interests will be rated by Moody's, Standard & Poor's or one or more other rating agencies (the "Rating Agencies"). Borrower agrees to use commercially reasonable
            ----------------
     efforts to cooperate with such Lenders and their Affiliates and Related Funds to effect the Securitization by (a) executing such additional documents, as reasonably requested by such Lenders in order to effect the Securitization, provided that (i) any such additional documentation does not, in the aggregate, impose material additional costs or liabilities on Borrower, and (ii) any such additional documentation does not, in the aggregate, materially adversely affect the rights, or increase the Obligations, of Borrower under the Loan Documents or change or affect in a manner adverse to Borrower the financial terms of the Obligations or add more restrictive covenants or defaults, (b) at the request of Agent, providing such written information as may be reasonably requested by such Lenders in connection with the rating of the Obligations or the Securitization, and (c) providing in connection with any rating of the Obligations a certificate (i) agreeing to indemnify such Lenders and any of their Affiliates and Related Funds, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "Securitization Parties") for any losses,
                                        ----------------------
     claims, damages or liabilities (the "Liabilities") to which such Lenders or
                                          -----------
     any of their Affiliates or Related Funds, or such Securitization Parties, may become subject insofar as the Liabilities arise out of or are based upon a breach of the representation and warranty contained in Section 4.18
                                                                    ------------
     (as if such representation or warranty were made to the best of Borrower's knowledge), and (ii) agreeing to reimburse such Lenders and their Affiliates and Related Funds, and such Securitization Parties, for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities.

          2.16  REGISTERED  NOTES.  Agent  (or  in the case of an assignment not
                -----------------
     recorded  in the Register in accordance with Section 13.1(h), the assigning
                                                  --------------
     Lender), acting solely for this purpose as non-fiduciary agent of Borrower, agrees to record each Advance on the Register (or in the case of an assignment not recorded in the Register in accordance with Section 13.1(h),
                                                                ---------------
     a register comparable to the Register) referred to in Section 13.1(h). Each
                                                           --------------
     Advance  recorded on the Register (or comparable register) (the "Registered
                                                                      ----------
     Loan")  may  not  be evidenced by a promissory note other than a Registered
     ----
     Note (as defined below). Upon the registration of any Registered Loan, Borrower agrees, at the request of Agent, on behalf of the applicable Lender who holds a portion of such Registered Loan, to execute and deliver to Agent, for the benefit of such Lender, a promissory note, in conformity with the terms of this Agreement, in registered form to evidence such Registered Loan, in form and substance satisfactory to such Lender, and registered as provided in Section 13.1(h) (a "Registered Note"), payable to
                               --------------      ---------------
     such Lender and otherwise duly completed. Once recorded on the Register (or comparable register), a Registered Loan may not be removed from the Register (or comparable register) so long as it remains outstanding, and a Registered Note may not be exchanged for a promissory note that is not a Registered Note.

3.   CONDITIONS;  TERM  OF  AGREEMENT.

     3.1 CONDITIONS PRECEDENT TO THE INITIAL EXTENSION OF CREDIT. The obligation
         -------------------------------------------------------
of each Lender to make its initial extension of credit provided for hereunder, is subject to the fulfillment, to the satisfaction of Agent of each of the following conditions precedent (the making of such initial extension of credit by a Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent):

          (a)  the  Closing  Date  shall  occur  on  or  before  March 31, 2006;

          (b)  [intentionally  omitted]

          (c) Agent shall have received evidence that appropriate financing statements have been duly filed in such office or offices as may be necessary or, in the opinion of Agent, desirable to perfect the Agent's
     Liens in and to the Collateral, and Agent shall have received searches reflecting the filing of all such financing statements;

          (d) Agent shall have received each of the following documents, in form and substance satisfactory to Agent, duly executed, and each such document shall be in full force and effect:

               (i)  the  Control  Agreement,

               (ii) a disbursement letter executed and delivered by Borrower to Agent regarding the extensions of credit to be made on the Closing
          Date,  the  form  and  substance  of  which  is satisfactory to Agent,

               (iii)  the  Fee  Letter,

               (iv)  the  Guaranty,

               (v)  the  Intercompany  Subordination  Agreement,

               (vi) a letter, in form and substance satisfactory to Agent, from Existing Lender to Agent respecting the amount necessary to repay in full all of the obligations of Borrower and its Subsidiaries owing to Existing Lender under the Existing Loan Documents and obtain a release of all of the Liens in favor of Existing Lender in and to the assets of Borrower and its Subsidiaries to the extent such Liens secure the obligations of the Borrower and its Subsidiaries under the Existing Loan Documents, together with termination statements and other documentation evidencing the termination by Existing Lender of such Liens, and

               (vii) the Security Agreement, together with all certificates representing the shares of Stock pledged thereunder, as well as Stock powers with respect thereto endorsed in blank ;

               (viii)  the  Trademark  Security  Agreement,

          (e) Agent shall have received a certificate from the Secretary of Borrower (i) attesting to the resolutions of Borrower's Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which Borrower is a party, (ii) authorizing specific officers of Borrower to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of Borrower;

          (f) Agent shall have received copies of Borrower's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Borrower;

          (g) Agent shall have received a certificate of status with respect to Borrower, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of Borrower, which certificate shall indicate that Borrower is in good standing in such jurisdiction;

          (h) Agent shall have received certificates of status with respect to Borrower, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of Borrower) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that Borrower is in good standing in such jurisdictions;

          (i) Agent shall have received a certificate from the Secretary of each Guarantor (i) attesting to the resolutions of such Guarantor's Board of Directors authorizing its execution, delivery, and performance of the Loan Documents to which such Guarantor is a party, (ii) authorizing specific officers of such Guarantor to execute the same and (iii) attesting to the incumbency and signatures of such specific officers of Guarantor;

          (j) Agent shall have received copies of each Guarantor's Governing Documents, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of such Guarantor;

          (k) Agent shall have received a certificate of status with respect to each Guarantor, dated within 10 days of the Closing Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such Guarantor, which certificate shall indicate that such Guarantor is in good standing in such jurisdiction;

          (l) Agent shall have received certificates of status with respect to each Guarantor, each dated within 30 days of the Closing Date, such certificates to be issued by the appropriate officer of the jurisdictions (other than the jurisdiction of organization of such Guarantor) in which its failure to be duly qualified or licensed would constitute a Material Adverse Change, which certificates shall indicate that such Guarantor is in good standing in such jurisdictions;

          (m) Agent shall have received a certificate of insurance, together with the endorsements thereto, as are required by Section 5.8 of the
                                                              -----------
     Agreement,  the form and substance of which shall be satisfactory to Agent;

          (n) Agent shall have received a Collateral Access Agreement with respect to the following location: 11661 San Vicente Blvd., Suite 404;

          (o) Agent shall have received an opinion of Borrower's counsel in form and substance satisfactory to Agent;

          (p) Borrower shall have the Required Availability after giving effect to the initial extensions of credit hereunder and the payment of all fees and expenses required to be paid by Borrower on the Closing Date under this Agreement or the other Loan Documents;

          (q) Agent shall have completed its business, legal, and collateral due diligence, including (i) a collateral audit and review of Borrower's and its Subsidiaries books and records and verification of Borrower's representations and warranties to Lender Group, the results of which shall be satisfactory to Agent, and (ii) an inspection of each of the locations where Borrower's and its Subsidiaries' Inventory is located, the results of which shall be satisfactory to Agent;

          (r) Agent shall have received completed reference checks with respect to Borrower's senior management, the results of which are satisfactory to Agent in its sole discretion;

          (s) Agent shall have received a set of Projections of Borrower for the 3 year period following the Closing Date (on a year by year basis, and for the 1 year period following the Closing Date, on a month by month basis), in form and substance (including as to scope and underlying assumptions) satisfactory to Agent;

          (t) Borrower shall have paid all Lender Group Expenses incurred in connection with the transactions evidenced by this Agreement;

          (u) Agent shall have received the written consent of each of the Joint Venture Parties identified on Schedule J-1 to the pledge by the Borrower
                                      ------------
     and the Guarantors of their interests the in applicable Joint Ventures as Collateral to Agent, which consents shall be in form and substance satisfactory to Agent;

          (v) Borrower and each of its Subsidiaries shall have received all licenses, approvals or evidence of other actions required by any Governmental Authority in connection with the execution and delivery by Borrower or its Subsidiaries of the Loan Documents or with the consummation of the transactions contemplated thereby; and

          (w) all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to Agent.

     3.2 CONDITIONS PRECEDENT TO ALL EXTENSIONS OF CREDIT. The obligation of the
         ------------------------------------------------
Lender Group (or any member thereof) to make any Advances hereunder (or to extend any other credit hereunder) at any time shall be subject to the following conditions precedent:

          (a) the representations and warranties of Borrower contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);

          (b) no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof;

          (c) no injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against Borrower, Agent, or any Lender;

          (d) no Material Adverse Change shall have occurred since December 31, 2005, and

          (e) other than in connection with the initial Advances made on the Closing Date and Advances requested by the Borrower in order to consummate the assignment contemplated in Section 3.3(a), the conditions specified in
                                     -------------
     Section  3.3(a)  shall  have  been  satisfied,  and
     --------------

          (f) other than in connection with the initial Advances made on the Closing Date and Advances requested by the Borrower in order to consummate the assignment contemplated in Section 3.3(a), the conditions specified in
                                     -------------
     Section 3.3(d)  shall  have  been  satisfied.
     -------------

     3.3  CONDITIONS  SUBSEQUENT  TO  THE  INITIAL  EXTENSION  OF  CREDIT.  The
          ---------------------------------------------------------------
obligation of the Lender Group (or any member thereof) to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of each of the following conditions subsequent (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):

          (a) Within 15 days after the Closing Date, Agent shall have received evidence in form and substance satisfactory to Agent that (A) the MAG Note shall have been assigned by the Michigan Avenue Group to Borrower, (B) all guarantees (including the MAG Guaranty) by Borrower or any Guarantor of the obligations under the MAG Note shall have been released, (C) all security interests granted by Borrower or any Guarantor in connection with any guaranty referenced in clause (B) above shall have been terminated, (D) the original MAG Note (or a satisfactory lost note affidavit duly executed by The Michigan Avenue Group) shall have been delivered by the Michigan Avenue Group to Borrower, and (E) to the extent that a lost note affidavit is delivered as contemplated pursuant to clause (D) above, Borrower shall have received a replacement note duly executed by Chicago - Grill on the Alley LLC.

          (b) Within 120 days after the Closing Date, Agent shall have received evidence reasonably satisfactory to Agent that the Inactive Subsidiaries have been dissolved,

          (c) Within 60 days after the Closing Date, Agent shall have received satisfactory evidence that each of the tax liens identified on Schedule P-2
                                                                    ------------
     shall have been released or vacated and have been removed from the record of each of the respective government agencies,

          (d) Within 15 days after the Closing Date, Agent shall have received a certificate of status with respect to The Grill Limited Partnership, such certificate to be issued by the appropriate officer of the jurisdiction of organization of The Grill Limited Partnership, which certificate shall indicate that The Grill Limited Partnership is in good standing in such jurisdiction, and

          (e) Within 15 days after the Closing Date, Borrower shall have delivered the original MAG Note, endorsed in blank, to Agent.

     3.4 TERM. This Agreement shall continue in full force and effect for a term
         ----
ending  on  March  9, 2011 (the "Maturity Date"). The foregoing notwithstanding,
                                 -------------
the Lender Group, upon the election of the Required Lenders, shall have the right as set forth in Section 8 to terminate its obligations under this
                           ----------
Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.

     3.5  EFFECT  OF  TERMINATION. On the date of termination of this Agreement,
          -----------------------
all Obligations immediately shall become due and payable without notice or demand. No termination of this Agreement, however, shall relieve or discharge Borrower or its Subsidiaries of their duties, Obligations, or covenants hereunder or under any other Loan Document and the Agent's Liens in the Collateral shall remain in effect until all Obligations have been paid in full and the Lender Group's obligations to provide additional credit hereunder have been terminated. When this Agreement has been terminated and all of the Obligations have been paid in full (other than unasserted contingent indemnification Obligations) and the Lender Group's obligations to provide additional credit under the Loan Documents have been terminated irrevocably, Agent will, at Borrower's sole expense, execute and deliver any termination statements, lien releases, mortgage releases, re-assignments of trademarks, discharges of security interests, and other similar discharge or release documents (and, if applicable, in recordable form) as are reasonably necessary to release, as of record, the Agent's Liens and all notices of security interests and liens previously filed by Agent with respect to the Obligations.

     3.6  EARLY  TERMINATION  BY  BORROWER. Borrower has the option, at any time
          --------------------------------
upon 90 days prior written notice to Agent, to terminate this Agreement and terminate the Commitments hereunder by paying to Agent, in cash, the Obligations (other than unasserted contingent indemnification Obligations), in full. If Borrower has sent a notice of termination pursuant to the provisions of this Section, then the Commitments shall terminate and Borrower shall be obligated to repay the Obligations, in full, on the date set forth as the date of termination of this Agreement in such notice.

4.     REPRESENTATIONS  AND  WARRANTIES.

     In order to induce the Lender Group to enter into this Agreement, Borrower makes the following representations and warranties to the Lender Group which shall be true, correct, and complete, in all material respects, as of the date hereof, and shall be true, correct, and complete, in all material respects, as of the Closing Date and at and as of the date of the making of each Advance (or other extension of credit) made thereafter, as though made on and as of the date of such Advance (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this
Agreement:

     4.1  NO  ENCUMBRANCES.  Borrower  and  its  Subsidiaries  have  good  and
          ----------------
indefeasible title to, or a valid leasehold interest in, their personal property assets and good and marketable title to, or a valid leasehold interest in, their Real Property, in each case, free and clear of Liens except for Permitted Liens.

     4.2  [INTENTIONALLY  OMITTED].
           ----------------------

     4.3  [INTENTIONALLY  OMITTED].
           ----------------------

     4.4  EQUIPMENT.  Each  material  item  of  Equipment  of  Borrower  and its
          ---------
Subsidiaries is used or held for use in their business and is in good working order, ordinary wear and tear and damage by casualty excepted.

     4.5 LOCATION OF INVENTORY AND EQUIPMENT. The Inventory and Equipment (other
         -----------------------------------
than vehicles or Equipment out for repair) of Borrower and its Subsidiaries are not stored with a bailee, warehouseman, or similar party and are located only at, or in-transit between, the locations identified on Schedule 4.5 (as such
                                                           ------------
Schedule  may  be  updated  pursuant  to  Section  5.9).
                                          ------------

     4.6  [INTENTIONALLY  OMITTED].
           ----------------------

     4.7  JURISDICTION  OF  ORGANIZATION; LOCATION OF CHIEF EXECUTIVE OFFICE;
          -------------------------------------------------------------------
ORGANIZATIONAL  IDENTIFICATION  NUMBER;  COMMERCIAL  TORT  CLAIMS.
 ----------------------------------------------------------------

          (a) The name of (within the meaning of Section 9-503 of the Code) and jurisdiction of organization of Borrower and each Guarantor is set forth on
     Schedule  4.7(a)  (as  such  Schedule  may  be updated from time to time to
     ---------------
     reflect  changes  permitted  to  be  made  under  Section  6.5).
                                                       ------------

          (b) The chief executive office of Borrower and each Guarantor is located at the address indicated on Schedule 4.7(b) (as such Schedule may
                                           --------------
     be  updated from time to time to reflect changes permitted to be made under
     Section  5.9).
     ------------

          (c) Borrower's and each Guarantor's organizational identification numbers, if any, are identified on Schedule 4.7(c) (as such Schedule may be
                                        --------------
     updated  fromtime  to  time  to  reflect changes permitted to be made under
     Section  6.5).
     ------------

          (d) As of the Closing Date, Borrower and the Guarantors do not hold any commercial tort claims, except as set forth on Schedule 4.7(d).
                                                                --------------

     4.8  DUE  ORGANIZATION  AND  QUALIFICATION;  SUBSIDIARIES.
          ----------------------------------------------------

          (a) Borrower is duly organized and existing and in good standing under the laws of the jurisdiction of its organization and qualified to do business in any state where the failure to be so qualified reasonably could be expected to result in a Material Adverse Change.

          (b) Set forth on Schedule 4.8(b) (as such Schedule may be updated from
                           --------------
     time  to  time to reflect changes permitted to be made under Section 5.16),
                                                                  ------------
     is  a  complete and accurate description of the authorized capital Stock of

     Borrower, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on Schedule 4.8(b), there are no subscriptions, options, warrants, or calls relating to any shares of Borrower's capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital Stock or any security convertible into or exchangeable for any of its capital Stock.

          (c) Set forth on Schedule 4.8(c) (as such Schedule may be updated from
                           --------------
     time  to  time to reflect changes permitted to be made under Section 5.16),
                                                                  ------------
     is a complete and accurate list of Borrower's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their organization, (ii) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries, and (iii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by Borrower. All of the outstanding capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

          (d) Except as set forth on Schedule 4.8(c), there are no subscriptions, options, warrants, or calls relating to any shares of Borrower's Subsidiaries' capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. Neither Borrower nor any of its Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of Borrower's Subsidiaries' capital Stock or any security convertible into or exchangeable for any such capital Stock.

     4.9  DUE  AUTHORIZATION;  NO  CONFLICT.
          ---------------------------------

          (a) The execution, delivery, and performance by Borrower of this Agreement and the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of Borrower.

          (b) The execution, delivery, and performance by Borrower of this Agreement and the other Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to Borrower, the Governing Documents of Borrower,
     (ii) violated any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, which violation reasonably could be expected to result in a Material Adverse Change, (iii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower, which conflict, breach, or default reasonably could be expected to result in a Material Adverse Change, (iv) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, (v) require any approval of Borrower's interestholders, or (vi) require any approval or consent of any Person under any material contractual obligation of Borrower (other than consents or approvals that have been obtained and that are still in force and effect), which approval or consent if not obtained reasonably could be expected to result in a Material Adverse Change.

          (c) Other than the filing of financing statements and the other filings or actions necessary to perfect Liens granted to Agent in the Collateral, and appropriate filings, if any, with the SEC, the execution, delivery, and performance by Borrower of this Agreement and the other Loan Documents to which Borrower is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than consents or approvals that have been obtained and that are still in force and effect.

          (d) This Agreement and the other Loan Documents to which Borrower is a party, and all other documents contemplated hereby and thereby, when executed and delivered by Borrower will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

          (e) The Agent's Liens are validly created, and, other than (i) in respect of real property, aircraft, fixtures, motor vehicles, or any other asset evidenced by a certificate of title and (ii) any Deposit Accounts and Securities Accounts not subject to a Control Agreement, upon (w) the filing of appropriate financing statements in the appropriate filing offices, (x) the recordation of appropriate documentation with the United States Copyright Office and the United States Patent and Trademark Office, as applicable, (y) the execution of Control Agreements with respect to the Deposit Accounts identified on Schedule 2.7(a), and (z) the delivery to the Agent of any certificates evidencing Stock pledged under the Security Agreement, perfected, and first priority Liens, subject only to Permitted Liens.

          (f) The execution, delivery, and performance by each Guarantor of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Guarantor.

          (g) The execution, delivery, and performance by each Guarantor of the Loan Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to such Guarantor or the Governing Documents of any such Guarantor, (ii) violate any order, judgment, or decree of any court or other Governmental Authority binding on such Guarantor, which violation reasonably could be expected to result in a Material Adverse Change, (iii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of such Guarantor conflict, breach, or default reasonably could be expected to result in a Material Adverse Change, (iv) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Guarantor, other than Permitted Liens, (v) require any approval of such Guarantor's interestholders, or (vi) require any approval or consent of any Person under any material contractual obligation of such Guarantor (other than consents or approvals that have been obtained and that are still in force and effect), which approval or consent if not obtained reasonably could be expected to result in a Material Adverse Change.

          (h) Other than the filing of financing statements and other filings or actions necessary to perfect Liens granted to Agent in the Collateral, and appropriate filings, if any, with the SEC, the execution, delivery, and performance by each Guarantor of the Loan Documents to which such Guarantor is a party do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than consents or approvals that have been obtained and that are still in force and effect.

          (i) The Loan Documents to which each Guarantor is a party, and all other documents contemplated hereby and thereby, when executed and delivered by such Guarantor will be the legally valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

     4.10  LITIGATION.  Other than (i) those matters disclosed on Schedule 4.10,
           ----------
(ii) those matters that the Borrower reasonably believes are claims that will be covered by insurance (subject to customary deductibles), and (iii) those matters arising after the Closing Date that reasonably could not be expected to result in a Material Adverse Change, there are no actions, suits, or proceedings pending or, to the best knowledge of Borrower, threatened against Borrower or any of its Subsidiaries.

     4.11  NO  MATERIAL  ADVERSE  CHANGE.  All  financial statements relating to
           -----------------------------
Borrower and its Subsidiaries that have been delivered by Borrower to the Lender Group have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, Borrower's and its Subsidiaries' financial condition as of the date thereof and results of operations for the period then ended. There has not been a Material Adverse Change with respect to Borrower and its Subsidiaries since December 31, 2005.

     4.12  FRAUDULENT  TRANSFER.
           --------------------

          (a)  Each  of  Borrower  and  each  of  its  Subsidiaries  is Solvent.

          (b) No transfer of property is being made by Borrower or its Subsidiaries and no obligation is being incurred by Borrower or its Subsidiaries in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower or its Subsidiaries.

     4.13  EMPLOYEE  BENEFITS. None of Borrower, any of its Subsidiaries, or any
           ------------------
of  their  ERISA  Affiliates  maintains  or  contributes  to  any  Benefit Plan.

     4.14  ENVIRONMENTAL CONDITION. Except as set forth on Schedule 4.14, (a) to
           -----------------------
Borrower's actual knowledge (without any duty to investigate), none of Borrower's or any Guarantor's properties or assets has ever been used by Borrower, the Guarantors, or by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials, where such use, production, storage, handling, treatment, release or transport was in violation, in any material respect, of any applicable Environmental Law, (b) to Borrower's actual knowledge (without any duty to investigate), none of Borrower's or the Guarantors' properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a Hazardous Materials disposal site, (c) neither Borrower nor any Guarantor has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by Borrower or any Guarantor, and (d) neither Borrower nor any Guarantor has received a summons, citation, notice, or directive from the United States Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by Borrower or any Guarantor resulting in the releasing or disposing of Hazardous Materials into the environment.

     4.15  INTELLECTUAL  PROPERTY.  Borrower  and  its Subsidiaries own, or hold
           ----------------------
licenses in, all trademarks, trade names, copyrights, patents, patent rights, and licenses that are necessary to the conduct of its business as currently conducted, and attached hereto as Schedule 4.15 (as updated from time to time)
                                    -------------
is a true, correct, and complete listing of all material patents, patent applications, trademarks, trademark applications, copyrights, and copyright registrations, in each case, to the extent registered with the United States Patent and Trademark Office or with the United States Copyright Office, as to which Borrower or one of its Subsidiaries is the owner or is an exclusive licensee.

     4.16  LEASES.  Borrower and its Subsidiaries enjoy peaceful and undisturbed
           ------
possession under all leases material to their business and to which they are parties or under which they are operating, and all of such material leases are valid and subsisting and no material default by Borrower or its Subsidiaries exists under any of them (other than defaults that are the subject of a Permitted Protest).

     4.17  DEPOSIT  ACCOUNTS AND SECURITIES ACCOUNTS. Set forth on Schedule 4.17
           -----------------------------------------               -------------
is a listing of all of Borrower's and the Guarantors' Deposit Accounts and Securities Accounts, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.

     4.18 COMPLETE DISCLOSURE. All factual information (taken as a whole), other
          -------------------
than projections, furnished by or on behalf of Borrower or its Subsidiaries in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents, or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole), other than projections, hereafter furnished by or on behalf of Borrower or its Subsidiaries in writing to Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. On the Closing Date, the Closing Date Projections represent, and as of the date on which any other Projections are delivered to Agent, such additional Projections represent Borrower's good faith estimate of its and its Subsidiaries future performance for the periods covered thereby based upon assumptions believed by Borrower to be reasonable at the time of the delivery thereof, it being recognized that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

     4.19  INDEBTEDNESS.  Set forth on Schedule 4.19 is a true and complete list
           ------------
of all Indebtedness of Borrower and its Subsidiaries outstanding immediately prior to the Closing Date that is to remain outstanding after the Closing Date and such Schedule accurately sets forth the aggregate principal amount of such Indebtedness and the principal terms thereof.

     4.20  MATERIAL  CONTRACTS.  Set  forth  on  Schedule 4.20 is a complete and
           -------------------                   -------------
accurate list as of the Closing Date of all Material Contracts of each Borrower or Guarantor, showing the parties and subject matter thereof and amendments and modifications thereto. Each such Material Contract (i) is, to the knowledge of the Borrower and each Guarantor, in full force and effect and is binding upon and enforceable against each Borrower or Guarantor that is a party thereto (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principals (whether enforcement is sought by proceedings in equity or at law)) and, to the knowledge of such Borrower or Guarantor, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) except to the extent the same could not reasonably be expected to result in a Material Adverse Change, is not in default due to the action of the Borrower or any Guarantor or, to the knowledge of the Borrower or any Guarantor, any other party thereto.

     4.21  PERMITS,  LICENSES,  ETC.  Each Borrower and Guarantor has, and is in
           ------------------------
compliance with all governmental permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or previously acquired, by such Person (except where the failure to have or be in compliance with any such permit, license, authorization, approval, entitlement or accreditation could not reasonably be expected to result in a Material Adverse Change). No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such required permit, license, authorization, approval, entitlement or accreditation, and there is no outstanding claim that any thereof is not in full force and effect (except where such suspension, revocation, impairment, forfeiture, non-renewal, or claim could not reasonably be expected to result in a Material Adverse Change). Schedule 4.21 sets forth a complete and accurate list, as of
                   --------------
the  Closing Date, listed by Restaurant, of all licenses (the "Liquor Licenses")
                                                               ---------------
permitting Borrower and Guarantors to sell and dispense alcoholic beverages within each of the Restaurants for on-premises consumption. Each Borrower and Guarantor is in compliance with all state, municipal and other governmental laws, regulations and rules with respect to the sale of liquor and all alcoholic beverages and has the right to sell liquor at retail for consumption within the Restaurants, subject to and in accordance with all applicable provisions of the Liquor Licenses (except where failure to be in such compliance or to have such right could not reasonably be expected to result in a Material Adverse Change).

     4.22  INACTIVE SUBSIDIARIES. (a) No Inactive Subsidiary (i) has any assets,
           ---------------------
(ii) has any liabilities in excess of $50,000 in the aggregate, or (iii) is engaged in any business activity whatsoever, and (b) the Inactive Subsidiaries (taken as a whole) do not have liabilities in excess of $100,000 in the aggregate.

5.   AFFIRMATIVE  COVENANTS.

     Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, Borrower shall and shall cause each of its Subsidiaries to do all of the following:

     5.1  ACCOUNTING  SYSTEM.  Maintain  a  system  of  accounting  that enables
          ------------------
Borrower to produce financial statements in accordance with GAAP and maintain records pertaining to the Collateral consistent with its past practices and that contain information as from time to time reasonably may be requested by Agent.

     5.2 COLLATERAL REPORTING. Provide Agent (and if so requested by Agent, with
         --------------------
copies for each Lender) with each of the documents and reports set forth below at the times specified below:

Monthly (not         (a)     a Borrowing Base Certificate,
later than the
20th day of          (b)     sales reports for each currently operating
each month           Restaurant of Borrower and each of its Subsidiaries for the prior month (including average check counts on a consolidated basis),

Quarterly (not       (c)     a report regarding Borrower's and its Subsidiaries'
later than 30        accrued, but unpaid,
days after the
end of each          (d)     a report, in the form produced by the Borrower as
quarter)             of the Closing Date, on each of the Restaurants, including a listing of any new Restaurants or locations owned, leased or franchised by Borrower or any of its Subsidiaries, and a reconciliation explaining any change (whether due to a Permitted Disposition or otherwise) in the ownership or operation of the Restaurants and locations listed in the corresponding report for the immediately preceding quarter,

Upon request         (e)     a summary aging, by vendor, of Borrower's and its
by Agent in          Subsidiaries' accounts payable and any book overdraft and
its Permitted        an aging, by vendor, of any held checks,

                     (f) a detailed report regarding Borrower's and its Subsidiaries' cash and Cash Equivalents, including an indication of which amounts constitute Qualified Cash, and

                     (g) such other reports as to the Collateral or the financial condition of Borrower and its Subsidiaries, as Agent may reasonably request.

     5.3  FINANCIAL  STATEMENTS,  REPORTS,  CERTIFICATES. Deliver to Agent, with
          ----------------------------------------------
copies to each Lender, each of the financial statements, reports, or other items specified below at the times specified below in form satisfactory to Agent. In addition, Borrower agrees that no Guarantor will have a fiscal year different from that of Borrower.

as soon as
available,           (a)     an unaudited consolidated and consolidating income
but in any event     statement covering Borrower's and its Subsidiaries'
within 30 days (45   operations during such period,
days in the case of
a month that is the  (b)     a company prepared profit and loss report showing
end of one of        sales, food cost, total direct labor, benefits, gross
Borrower's fiscal    profit, advertising expenses, and total occupancy expense
quarters) after      for each of the currently operating Restaurants for such
the end of each      period and for the then current fiscal year to date, and
month during each
of Borrower's fiscal (c)     a Compliance Certificate.
years
as soon as           (d)     an unaudited consolidated and consolidating balance
available,           sheet, income statement, and statement of cash flow
but in any event     covering Borrower's and its Subsidiaries' operations during
within 45 days       such period, and
after the end of
each fiscal quarter  (e)     a Compliance Certificate.
during each of
Borrower's fiscal
years

as soon as           (f)     consolidated and consolidating financial statements
available, but in    of Borrower and its Subsidiaries for each such fiscal year, any event within 90  with such consolidated (but not the consolidating financial
days after the end   statements) financial statements audited by Moss Adams or
of each of           other independent certifgied public accountants of a
Borrower's fiscal    similar or larger size reasonably acceptable to Agent and
years                certified, without any qualifications (including any (A)
                     "going concern" or similar qualification or exception or
                     (B) qualification or exception as to the scope of such audit), by such accountants to have been prepared in accordance with GAAP (such audited consolidated financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management), and

                     (g)     a Compliance Certificate.

as soon as           (h)     copies of Borrower's Projections, in form and
available, but in    substance (including as to scope and underlying
any event within 30  assumptions) satisfactory to AGent, in its Permitted
days prior to the    Discretion, for the forthcoming 3 years, year by year, and
start of each        for the forthcoming fiscal year, quarter by quarter and
of Borrower's        month by month, certified by the chief financial officer of
fiscal years,        Borrower as being such officer's good faith estimate of the financial performance of Borrower during the period covered thereby.

if and when filed    (i)     Form 10-Q quarterly reports, Form 10-K annual
by Borrower,         reports, and Form 8-K current reports,

                     (j) any other filings made by Borrower with the SEC, and

                     (k) any other information that is provided by Borrower to its shareholders generally.

promptly, but in     (l)     notice of such event or condition and a statement
any event within 5   of the curative action that Borrower proposes to take with
Business Days after  respect thereto.
Borrower has
knowledge of any
event or condition
that constitutes a
Default or an Event
of Default,

promptly after the   (m)     notice of any action, suit, or proceeding brought
commencement         by or against Borrower or any of its Subsidiaries before
thereof, but in any  any Governmental Authority, which action, suit, or
event within 5       proceeding involves claims, damages, or amounts in dispute
Business Days after  of $100,000 or more.
the service of
process with
respect thereto
on Borrower or any
of its Subsidiaries,

upon the request     (n)     any other information reasonably requested relating
of Agent in its      to the financial condition of Borrower or its Subsidiaries.
Permitted
Discretion,

     5.4 GUARANTOR REPORTS. Cause each Guarantor to deliver its annual financial
         -----------------
statements at the time when Borrower provides its audited financial statements to Agent, but only to the extent such Guarantor's financial statements are not consolidated with Borrower's financial statements.

     5.5  INSPECTION.  Permit  Agent  and its duly authorized representatives or
          ----------
agents to visit any of its properties and inspect any of its assets or books and records, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as Agent or any such Lender may designate and, so long as no Default or Event of Default exists, during normal business hours and with reasonable prior notice to Borrower.

     5.6  MAINTENANCE OF PROPERTIES. Maintain and preserve all of its properties
          -------------------------
which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear, tear, and casualty excepted (and except where the failure to do so could not be expected to result in a Material Adverse Change), and comply at all times with the provisions of all material leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder (except where the failure to do so could not reasonably be expected to result in a Material Adverse Change or where payments are the subject of a Permitted Protest).

     5.7  TAXES.  Cause  all  assessments  and taxes, whether real, personal, or
          -----
otherwise, due or payable by, or imposed, levied, or assessed against Borrower, the Guarantors, or any of their respective assets to be paid in full, before delinquency or before the expiration of any extension period, except (i) not more than $25,000 in the aggregate of assessments or taxes that are at any time due or payable by, or imposed, levied, or assessed against Borrower or the Guarantors, in the aggregate, and (ii) to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrower will and will cause the Guarantors to make timely payment or deposit of all tax payments and withholding taxes required of it and them by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof satisfactory to Agent indicating that Borrower and the Guarantors have made such payments or deposits.

     5.8  INSURANCE.
          ---------

          (a) At Borrower's expense, maintain insurance respecting its and its Subsidiaries' assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Borrower also shall maintain business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Borrower shall deliver copies of all such policies to Agent with an endorsement naming Agent as the sole loss payee (under a satisfactory lender's loss payable endorsement) or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever.

          (b) Borrower shall give Agent prompt notice of any loss exceeding $250,000 covered by such insurance. So long as no Event of Default has occurred and is continuing, Borrower shall have the exclusive right to adjust any losses payable under any such insurance policies which are less than $250,000. Following the occurrence and during the continuation of an Event of Default, or in the case of any losses payable under such insurance exceeding $250,000, Agent shall have the exclusive right, in its Permitted Discretion, to adjust any losses payable under any such insurance policies, without any liability to Borrower whatsoever in respect of such adjustments. Any monies received as payment for any loss under any insurance policy mentioned above (other than liability insurance policies) or as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid over to Agent to be applied at the option of the Required Lenders either to the prepayment of the Obligations or shall be disbursed to Borrower under staged payment terms reasonably satisfactory to Agent for application to the cost of repairs, replacements, or restorations; provided, however, that, with respect to any such monies in
                    --------   -------
     an aggregate amount during any 12 consecutive month period not in excess of $250,000, so long as (A) no Default or Event of Default shall have occurred and is continuing, (B) Borrower's Excess Availability is greater than $1,000,000, (C) Borrower shall have given Agent prior written notice of its or its Subsidiary's intention to apply such monies to the costs of repairs, replacement, or restoration of the property which is the subject of the loss, destruction, or taking by condemnation, (D) the monies are held in a cash collateral account in which Agent has a perfected first priority security interest, and (E) Borrower or its Subsidiary completes such repairs, replacements, or restoration within 360 days after the initial receipt of such monies, Borrower shall have the option to apply such monies to the costs of repairs, replacement, or restoration of the property which is the subject of the loss, destruction, or taking by condemnation unless and to the extent that such applicable period shall have expired without such repairs, replacements, or restoration being made, in which case, any amounts remaining in the cash collateral account shall be paid to Agent and applied as set forth above.

     5.9  LOCATION  OF  BOOKS AND RECORDS. Keep Borrower's and its Subsidiaries'
          -------------------------------
books  and  records  only  at the locations identified on Schedule 4.5 and their
                                                          ------------
chief  executive  offices  only  at the locations identified on Schedule 4.7(b);
                                                                --------------
provided,  however, that Borrower may amend Schedule 4.5 or Schedule 4.7 so long
--------   ------                           ------------    ------------
as such amendment occurs by written notice to Agent not less than 30 days prior to the date on which such books and records are moved to such new location or such chief executive office is relocated, so long as such new location is within the continental United States.

     5.10  COMPLIANCE  WITH LAWS. Comply with the requirements of all applicable
           ---------------------
laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change.

     5.11  LEASES.  Pay  when  due all rents and other amounts payable under any
           ------
material leases to which Borrower or any of its Subsidiaries is a party or by which Borrower's or any such Subsidiaries' properties and assets are bound, unless the failure to do so could not be expected to result in a Material Adverse Change or such payments are the subject of a Permitted Protest.

     5.12 EXISTENCE. At all times preserve and keep in full force and effect (a)
          ---------
Borrower's and the Guarantors' valid existence and good standing and (b) any rights, franchises, permits, licenses (including Liquor Licenses), authorizations, entitlements, accreditations, or other approvals material to their businesses; provided, that Borrower and the Guarantors shall not be
                    --------
required to preserve any such rights and franchises described in clause (b) above if (i) the board of directors, managing members or other governing body of such Person shall determine that the preservation thereof is no longer desirable in the conduct of business of such Person and (ii) the failure to so preserve such rights and franchises could not reasonably be expected to result in a Material Adverse Change.

     5.13  ENVIRONMENTAL.  (a)  Except  as  could  not reasonably be expected to
           -------------
result in a Material Adverse Change, (i) keep any property either owned or operated by Borrower or its Subsidiaries free of any Environmental Liens or post bonds or other financial assurances sufficient to satisfy the obligations or liability evidenced by such Environmental Liens, and (ii) comply with Environmental Laws and provide to Agent documentation of such compliance which Agent reasonably requests, (b) promptly notify Agent of any release of a Hazardous Material in any reportable quantity from or onto property owned or operated by Borrower or any Guarantor and take any Remedial Actions required to abate said release or otherwise to come into compliance with applicable Environmental Law, and (c) promptly, but in any event within 5 Business Days of its receipt thereof, provide Agent with written notice of any of the following:
(i) notice that an Environmental Lien has been filed against any of the real or personal property of Borrower or its Subsidiaries, (ii) commencement of any Environmental Action or notice that an Environmental Action will be filed against Borrower or its Subsidiaries, and (iii) notice of a violation, citation, or other administrative order which reasonably could be expected to result in a Material Adverse Change. For purposes of clarification, with respect to Real
Property that is leased (as opposed to owned in fee) by the Borrower or a Guarantor, an Environmental Lien recorded against the fee owner's interest in such property and not against the Borrower's or any Guarantor's interest as a tenant of such property shall not constitute a violation of this Section 5.13.
                                                                   ------------

     5.14  DISCLOSURE  UPDATES.  Promptly  and in no event later than 5 Business
           -------------------
Days after obtaining knowledge thereof, notify Agent if any written information, exhibit, or report furnished to the Lender Group contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made. The foregoing to the contrary notwithstanding, any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifying this Agreement or any of the Schedules hereto.

     5.15  CONTROL  AGREEMENTS.  Take all reasonable steps in order for Agent to
           -------------------
obtain control in accordance with Sections 8-106, 9-104, 9-105, 9-106, and 9-107 of the Code with respect to (subject to the proviso contained in Section 6.12)
                                                                   ------------
all of its Securities Accounts, Deposit Accounts, electronic chattel paper, investment property, and letter-of-credit rights.

     5.16  FORMATION OF SUBSIDIARIES. At the time that Borrower or any Guarantor
           -------------------------
forms  any  direct  or  indirect  Subsidiary  or acquires any direct or indirect
Subsidiary after the Closing Date, Borrower or such Guarantor shall (a) cause such new wholly-owned Subsidiary to provide to Agent a joinder to the Guaranty and the Security Agreement, together with such other personal property security documents, as well as appropriate financing statements, all in form and substance satisfactory to Agent (including being sufficient to grant Agent a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary), (b) provide to Agent a pledge agreement and appropriate certificates and powers or financing statements, hypothecating all of the direct or beneficial ownership interest in such new Subsidiary, in form and substance satisfactory to Agent, and use commercially reasonable efforts to provide Agent with, in the case of Subsidiaries that are not wholly-owned, written consent from the other owner of such newly formed Subsidiary's Stock to the pledge by the Borrower or applicable Guarantor, as applicable, of their interests in the Stock of such newly formed Subsidiary as Collateral to Agent, and (c) provide to Agent all other documentation, including, if required by Agent in its Permitted Discretion, one or more opinions of counsel reasonably satisfactory to Agent, which in Agent's opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 5.16 shall be a Loan Document.


     5.17  FURTHER  ASSURANCES.  At any time upon the request of Agent, Borrower
           -------------------
shall execute or deliver to Agent, and shall promptly (but in any event within 5 Business Days after Agent's request) cause the Guarantors to execute or deliver to Agent, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (collectively, the "Additional Documents") that Agent may reasonably request in
                     --------------------
form and substance reasonably satisfactory to Agent, to create, perfect, and continue perfected (subject only to Permitted Liens) or to better perfect the Agent's Liens in the assets of Borrower and its Subsidiaries (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of Agent in any fee interest in Real Property acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, Borrower authorizes Agent to execute any such Additional Documents in Borrower's name and authorizes Agent to file such executed Additional Documents in any appropriate filing office.

     5.18  [INTENTIONALLY  OMITTED].
            ----------------------

6.   NEGATIVE  COVENANTS.

     Borrower covenants and agrees that, until termination of all of the Commitments and payment in full of the Obligations, Borrower will not and will not permit any of its Subsidiaries to do any of the following:

     6.1  INDEBTEDNESS.  Create,  incur,  assume, suffer to exist, guarantee, or
          ------------
otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

          (a) Indebtedness evidenced by this Agreement and the other Loan Documents,

          (b)  Indebtedness  set  forth  on  Schedule  4.19  and any Refinancing
                                             --------------
     Indebtedness  in  respect  of  such  Indebtedness,

          (c) Permitted Purchase Money Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness,

          (d) Indebtedness under any Hedging Agreement so long as such Hedging Agreements are used solely as a part of its normal business operations as a risk management strategy or hedge against changes resulting from market operations and not as a means to speculate for investment purposes on trends and shifts in financial or commodities markets,

          (e) Indebtedness incurred in the ordinary course of business under performance or surety bonds,

          (f)  endorsement  of  instruments  or other payment items for deposit,

          (g)  Indebtedness  comprised  of  Permitted  Investments,

          (h) Indebtedness in respect of insurance premium finance arrangements, provided that, such Indebtedness is incurred in the ordinary course of business of the Borrower or applicable Guarantor,

          (i) unsecured guarantees of Indebtedness permitted hereunder to be incurred by the Person executing such guaranty,

          (j) to the extent fully cash collateralized, Indebtedness in an aggregate amount not to exceed $2,000,000 owed to Existing Lender in respect of the Existing Letter of Credit issued by Existing Lender for the account of the Borrower,

          (k) until the earlier to occur of (i) the fifteenth day after the Closing Date and (ii) the satisfaction of the conditions subsequent set forth in Section 3.3(a), Indebtedness of Borrower and Grill Concepts, Inc., a California corporation under the MAG Guaranty; and

          (l) unsecured Indebtedness in addition to the foregoing; provided, that the aggregate amount of all such additional unsecured Indebtedness at any one time outstanding shall not exceed $250,000.

     6.2  LIENS.  Create,  incur,  assume,  or  suffer  to  exist,  directly  or
          -----
indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.

     6.3     RESTRICTIONS  ON  FUNDAMENTAL  CHANGES.
             --------------------------------------

          (a) Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock; provided that Borrower and its Subsidiaries may enter into Permitted Mergers,

          (b)  Except  to  the  extent  required  pursuant  to  Section  3.3(b),
                                                                --------------
     liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution),

          (c) Other than Permitted Mergers or Permitted Dispositions, convey, sell, lease, license, assign, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its assets, or

          (d) Other than the closure of not more than three Restaurants in any fiscal year, or as required pursuant to Section 3.3(b), suspend or go out
                                               -------------
     of  a  substantial  portion  of  its  or  their  business.

     6.4     DISPOSAL  OF  ASSETS.  Other  than  Permitted Dispositions, convey,
             --------------------
sell, lease, license, assign, transfer, or otherwise dispose of any of Borrower's or any Guarantor's assets.

     6.5  CHANGE NAME. Change Borrower's or any Guarantor's name, organizational
          -----------
identification number, state of organization or organizational identity; provided, however, that Borrower or any Guarantor may change their names upon at
--------  -------
least 15 days prior written notice to Agent of such change and so long as, at the time of such written notification, Borrower or Guarantor provides any financing statements necessary to perfect and continue perfected the Agent's Liens.

     6.6  NATURE  OF BUSINESS. Make any change in the principal nature of its or
          -------------------
their business, it being agreed that the Borrower and its Subsidiaries may continue to own, operate, manage, and develop restaurants and engage in businesses reasonably related thereto.

     6.7  PREPAYMENTS  AND  AMENDMENTS.
          ----------------------------

          (a)  Except  in  connection with Refinancing Indebtedness permitted by
     Section  6.1,  optionally  prepay,  redeem, defease, purchase, or otherwise
     ------------
     acquire any Indebtedness of Borrower or its Subsidiaries, other than the Obligations in accordance with this Agreement,

          (b)  Except  in  connection with Refinancing Indebtedness permitted by
     Section  6.1,  make  any  payment  on account of Indebtedness that has been
     ------------
     contractually subordinated in right of payment if such payment is not permitted at such time under the subordination terms and conditions,

          (c)  Except  in  connection with Refinancing Indebtedness permitted by
     Section  6.1,  directly  or  indirectly, amend, modify, alter, increase, or
     ------------
     change any of the terms or conditions of any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Section 6.1(b) or (c),
                       --------------       ---

          (d)  Except  as  set forth on Schedule 6.7(d) attached hereto, pay any
                                        --------------
     management fees or any other fees or expenses (including the reimbursement thereof by Borrower or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equityholders of Borrower or any of its Subsidiaries or other Affiliates, or to any Subsidiaries or Affiliates of any Guarantor,

          (e) Amend, modify or otherwise change its Governing Documents, including by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Stock (including any shareholders' agreement), or enter into any new agreement with respect to any of its Stock, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (e) that either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change, or

          (f) Agree to any material amendment or other material change to or material waiver of any of its rights under any Material Contract, except to the extent such amendment, change, or waiver could not reasonably be expected to result in a Material Adverse Change.

     6.8  CHANGE  OF  CONTROL.  Cause,  permit, or suffer any Change of Control.
          -------------------

     6.9  CONSIGNMENTS. Consign any of its or their Inventory or sell any of its
          ------------
or their Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale.

     6.10  DISTRIBUTIONS.  Make any distribution or declare or pay any dividends
           -------------
(in cash or other property, other than common Stock) on Borrower's Stock, or purchase, acquire, redeem, or retire any of Borrower's Stock, of any class, whether now or hereafter outstanding.

     6.11  ACCOUNTING METHODS. Modify or change its fiscal year or its method of
           ------------------
accounting (other than as may be required to conform to GAAP) or, without first providing prior written notice thereof to Agent, enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrower's or its Subsidiaries' accounting records without said accounting firm or service bureau agreeing to provide Agent information regarding Borrower's and its Subsidiaries' financial condition.

     6.12 INVESTMENTS. Except for Permitted Investments, directly or indirectly,
          -----------
make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that
                                                         --------  -------
Borrower and the Guarantors shall not have Permitted Investments in Deposit Accounts or Securities Accounts if (a) the balance of such Deposit Account or Securities Account exceeds $50,000 or (b) the aggregate balance of all Deposit Accounts and Securities Accounts associated with any single Restaurant exceeds $50,000, unless in the case of each of clauses (a) and (b) above, Borrower or such Guarantor, as applicable, and the applicable securities intermediary or bank have entered into Control Agreements governing such Permitted Investments in order to perfect (and further establish) the Agent's Liens in such Permitted Investments. Subject to the foregoing proviso, Borrower shall not and shall not permit the Guarantors to establish or maintain any Deposit Account or Securities Account unless Agent shall have received a Control Agreement in respect of such Deposit Account or Securities Account. For purposes of clarification, this
Section  6.12  shall  not  apply  to  any  Managed  Account.
-------------

     6.13  TRANSACTIONS  WITH  AFFILIATES.  Directly or indirectly enter into or
           ------------------------------
permit to exist any transaction with any Affiliate of Borrower except for (a) transactions between any Subsidiary of Borrower that is not a Guarantor and any other Subsidiary of Borrower that is not a Guarantor, (b) transactions between the Borrower and any of the Guarantors, (c) transactions between any of the Guarantors, and (d) transactions that (i) are in the ordinary course of the Borrower's and the Guarantors' business, (ii) are upon fair and reasonable terms, (iii) if they involve one or more payments by Borrower or its Subsidiaries in excess of $50,000, are fully disclosed to Agent, and (iv) are no less favorable to Borrower or its Subsidiaries, as applicable, than would be obtained in an arm's length transaction with a non-Affiliate; provided that nothing in this Section 6.13 shall be deemed to prohibit or otherwise limit the transactions described in the Management Agreements.

     6.14  USE  OF  PROCEEDS.  Use  the proceeds of the Advances for any purpose
           -----------------
other than (a) on the Closing Date, (i) to repay, in full, the outstanding principal, accrued interest, and accrued fees and expenses owing to Existing Lender, and (ii) to pay transactional fees, costs, and expenses incurred in connection with this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, and (b) thereafter, for working capital and general corporate purposes of the Borrower and its Subsidiaries.

     6.15  [INTENTIONALLY  OMITTED].
           ------------------------

     6.16  FINANCIAL  COVENANTS.
           --------------------

          (a)  Fail  to  maintain  or  achieve:

               (i) MINIMUM EBITDA. EBITDA, measured on a fiscal quarter-end basis for the twelve month period then ended, of at least $2,500,000.

               (ii) LEVERAGE RATIO. A Leverage Ratio, measured on a fiscal quarter-end basis for the twelve month period then ended, of less than
          2.25  :  1.00.

               (iii) FOUR WALL CASH FLOW. Four Wall Cash Flow, measured on a fiscal quarter-end basis for the twelve month period then ended, of at least $5,000,000.

          (b)  Make:

               (i) MAINTENANCE CAPITAL EXPENDITURES. Maintenance Capital Expenditures in any fiscal year in excess of the amount set forth in the following table for the applicable period:


Fiscal Year     Fiscal Year     Fiscal Year     Fiscal Year     Fiscal Year    Fiscal Year
2006            2007            2008            2009            2010           2011
-----------     -----------     -----------     -----------     -----------    ------------
$1,000,000      $1,200,000      $1,400,000      $1,400,000      $1,400,000     $1,400,000

               (ii) GROWTH CAPITAL EXPENDITURES. Growth Capital Expenditures in any fiscal year in excess of the amount set forth in the following table for the applicable period:


Fiscal Year     Fiscal Year     Fiscal Year     Fiscal Year     Fiscal Year   Fiscal Year
2006            2007            2008            2009            2010          2011
-----------     -----------     -----------     -----------     -----------   -----------
$2,500,000      $3,500,000      $3,500,000      $3,500,000      $3,500,000    $3,500,000

               (iii) If during any fiscal year the amount of all Growth Capital Expenditures or Maintenance Capital Expenditures permitted to be made during such period is not so made (such unused portion, the "Unused
                                                                          ------
          Amount"),  100% of such Unused Amount the ("Carry-Over Amount") may be
          ------                                      -----------------
          used in the immediately succeeding Fiscal Year to make Growth Capital Expenditures or Maintenance Capital Expenditures; provided that (A) in
                                                            --------
          such succeeding Fiscal Year, actual Growth Capital Expenditures and Actual Maintenance Capital Expenditures made from time to time in such succeeding Fiscal Year shall be deemed to have been made first from the amount permitted to be made for such Fiscal Year pursuant to the charts set forth in clauses (i) and (ii) above and, second, from the Carry-Over Amount, and (B) no amounts carried forward to any Fiscal Year pursuant to terms of this proviso may be carried forward to any Fiscal Year thereafter.

     6.17  LIMITATION  ON  ISSUANCE OF CAPITAL STOCK. Except for the issuance or
           -----------------------------------------
sale of common Stock or Permitted Preferred Stock by the Borrower, issue or sell or enter into any agreement or arrangement for the issuance and sale of, or permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance and sale of, any shares of its Stock, any securities convertible into or exchangeable for its Stock or any warrants.

     6.18  INACTIVE SUBSIDIARIES. Permit any Inactive Subsidiary to (i) have any
           ---------------------
assets, (ii) have any liabilities (y) in excess of $50,000 or (z) together with the liabilities of all Inactive Subsidiaries, in excess of $100,000 in the aggregate, or (iii) engage in any business activity whatsoever.

7.     EVENTS  OF  DEFAULT.

     Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:
                      ------------------

     7.1 If Borrower fails to pay when due and payable, or when declared due and payable pursuant to the terms of this Agreement or any other Loan Document, (a) all or any portion of the Obligations consisting of interest, fees, or charges due the Lender Group, reimbursement of Lender Group Expenses, or other amounts (other than any portion thereof constituting principal) constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and such failure continues for a period of 3 Business Days, or (b) all or any portion of the principal of the Obligations;

     7.2 If Borrower or any of its Subsidiaries:

          (a) fails to perform or observe any covenant or other agreement contained in any of Sections 2.7, 3.3, 5.2, 5.3, 5.4, 5.5, 5.8, 5.14, 5.16,
                         ------------  ---  ---  ---  ---  ---  ---  ----  ----
     5.17,  and  6.1 through 6.18 of this Agreement or Section 6 of the Security
     ----        ---         ----
     Agreement;

          (b) fails to perform or observe any covenant or other agreement contained in any of Sections 5.6, 5.7, 5.9, 5.10, 5.11, 5.12, and 5.15 of
                           ------------  ---  ---  ----  ----  ----      ----
     this Agreement and such failure continues for a period of 10 days after the earlier of (i) the date on which any Authorized Officer of the Borrower shall have actual knowledge thereof or (ii) written notice thereof is given to Borrower by Agent; or

          (c) fails to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents, in each case, other than any such covenant or agreement that is the subject of another provision of this Section 7 (in which event such other provision of
                               ---------
     this Section 7 shall govern), and such failure continues for a period of 25
          ---------
     days after the earlier of (i) the date on which any Authorized Officer of any Borrower shall have actual knowledge thereof or (ii) written notice thereof is given to Borrower by Agent;

     7.3 If any significant portion of Borrower's or any of its Subsidiaries' assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person and the same is not discharged before the earlier of 60 days after the date it first arises or 5 days prior to the date on which such property or asset is subject to forfeiture by Borrower or the applicable Subsidiary;

     7.4 If an Insolvency Proceeding is commenced by Borrower or any of its Subsidiaries;

     7.5 If an Insolvency Proceeding is commenced against Borrower or any of its Subsidiaries and any of the following events occur: (a) Borrower or such Subsidiary consents to the institution of such Insolvency Proceeding against it,
(b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within 60 calendar days of the date of the filing thereof, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, Borrower or any of its Subsidiaries, or (e) an order for relief shall have been issued or entered therein;

     7.6 If Borrower or any of its Subsidiaries is enjoined, restrained, or in any way prevented, in each case, by court order from continuing to conduct (a) all of its business affairs or (b) a portion of its business affairs, which portion represented 10% or more of the revenues of the Borrower and its Subsidiaries during the twelve month period immediately preceding such court order;

     7.7 If one or more judgments, orders, or awards involving an aggregate amount of $250,000 or more (except to the extent fully covered by insurance pursuant to which the insurer has accepted liability therefor in writing) shall be entered or filed against Borrower or any of its Subsidiaries or with respect to any of their respective assets, and the same is not released, discharged, bonded against, or stayed pending appeal before the earlier of 30 days after the date of such entry or filing or 5 days prior to the date on which such asset is subject to being forfeited by Borrower or the applicable Subsidiary;

     7.8 If there is a default in one or more agreements to which Borrower or any of its Subsidiaries is a party with one or more third Persons relative to Borrower's or any of its Subsidiaries' Indebtedness involving an aggregate amount of $250,000 or more, and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such third Person(s), irrespective of whether exercised, to accelerate the maturity of Borrower's or the applicable Subsidiary's obligations thereunder;

     7.9 If any warranty, representation, statement, or Record made herein or in any other Loan Document or delivered to Agent or any Lender in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof (except to the extent that such representations and warranties relate solely to an earlier date);

     7.10 If the obligation of any Guarantor under the Guaranty is limited or terminated by operation of law or by such Guarantor, or any such Guarantor becomes the subject of an Insolvency Proceeding;

     7.11 If there is an indictment, or a threatened indictment of the Borrower or any of its Subsidiaries under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against any Borrower or Guarantor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person;

     7.12 If there is a cessation of a substantial part of the business of the Borrower and the Guarantors, taken as a whole, for a period which materially and adversely affects the ability of such Borrower or Guarantor to continue its business on a profitable basis;

     7.13 If the Security Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, subject to Permitted Liens, first priority Lien on or security interest in the Collateral covered hereby or thereby, except as a result of a disposition of the applicable Collateral in a transaction permitted under this Agreement;

     7.14 If 5 or more Management Agreements are terminated or cancelled for any reason;

     7.15 Any provision of any Loan Document (other than any immaterial provisions) shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by Borrower or its Subsidiaries, or a proceeding shall be commenced by Borrower or its Subsidiaries, or by any Governmental Authority having jurisdiction over Borrower or its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or Borrower or its Subsidiaries shall deny that Borrower or its Subsidiaries has any liability or obligation purported to be created under any Loan Document.

8.   THE LENDER GROUP'S RIGHTS AND REMEDIES.

     8.1  RIGHTS AND REMEDIES. Upon the occurrence, and during the continuation,
          -------------------
of an Event of Default, the Required Lenders (at their election but without notice of their election and without demand) may authorize and instruct Agent to do any one or more of the following on behalf of the Lender Group (and Agent, acting upon the instructions of the Required Lenders, shall do the same on behalf of the Lender Group), all of which are authorized by Borrower:

          (a) Declare all or any portion of the Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable;

          (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, under any of the Loan Documents, or under any other agreement between Borrower and the Lender Group;

          (c) Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of the Lender Group, but without affecting any of the Agent's Liens in the Collateral and without affecting the Obligations;

          (d) The Lender Group shall have all other rights and remedies available at law or in equity or pursuant to any other Loan Document. The foregoing to the contrary notwithstanding, upon the occurrence of any Event of Default described in Section 7.4 or Section 7.5, in addition to the
                                 ------------    -----------
     remedies set forth above, without any notice to Borrower or any other Person or any act by the Lender Group, the Commitments shall automatically terminate and the Obligations then outstanding, together with all accrued and unpaid interest thereon and all fees and all other amounts due under this Agreement and the other Loan Documents, shall automatically and immediately become due and payable, without presentment, demand, protest, or notice of any kind, all of which are expressly waived by Borrower.

     8.2  REMEDIES CUMULATIVE. The rights and remedies of the Lender Group under
          -------------------
this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Lender Group shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by the Lender Group of one right or remedy shall be deemed an election, and no waiver by the Lender Group of any Event of Default shall be deemed a continuing waiver. No delay by the Lender Group shall constitute a waiver, election, or acquiescence by it.

9.     TAXES  AND  EXPENSES.

     If Borrower fails to pay any monies (whether taxes, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Agent, in its Permitted Discretion and without prior notice to Borrower, may do any or all of the following: (a) make payment of the same or any part thereof, (b) set up such reserves against the Borrowing Base or the Maximum Revolver Amount as Agent deems necessary to protect the Lender Group from the exposure created by such failure, or (c) in the case of the failure to comply with Section 5.8 hereof, obtain and maintain insurance
                               -----------
policies  of  the type described in Section 5.8 and take any action with respect
                                    -----------
to such policies as Agent deems prudent. Any such amounts paid by Agent shall constitute Lender Group Expenses and any such payments shall not constitute an agreement by the Lender Group to make similar payments in the future or a waiver by the Lender Group of any Event of Default under this Agreement. Agent need not inquire as to, or contest the validity of, any such expense, tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

10.     WAIVERS;  INDEMNIFICATION.

     10.1  DEMAND;  PROTEST;  ETC.  Borrower  waives  demand, protest, notice of
           ----------------------
protest, notice of default or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the Lender Group on which Borrower may in any way be liable.

     10.2  THE  LENDER  GROUP'S LIABILITY FOR COLLATERAL. Borrower hereby agrees
           ---------------------------------------------
that: (a) so long as Agent complies with its obligations, if any, under the Code, the Lender Group shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrower, except any thereof resulting from the gross negligence or willful misconduct of the Agent or any other member of the Lender Group as finally determined by a court of competent jurisdiction.

     10.3  INDEMNIFICATION.  Borrower shall pay, indemnify, defend, and hold the
           ---------------
Agent-Related Persons, the Lender-Related Persons, and each Participant (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from
     ------------------
and  against  any  and  all  claims,  demands,  suits,  actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby or the monitoring of Borrower's and its Subsidiaries' compliance with the terms of the Loan Documents, and (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (each and all of the foregoing, the "Indemnified Liabilities"). The foregoing to the contrary notwithstanding,
 ------------------------
Borrower  shall  have no obligation to any Indemnified Person under this Section
                                                                         -------
10.3  with  respect  to  any  Indemnified  Liability  that  a court of competent
----
jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrower was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrower with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO

EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

11.     NOTICES.

     Unless otherwise provided in this Agreement, all notices or demands by Borrower or Agent to the other relating to this Agreement or any other Loan
Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by registered or certified mail (postage prepaid, return receipt requested), overnight courier, electronic mail (at such email addresses as Borrower or Agent, as applicable, may designate to each other in accordance herewith), or telefacsimile to Borrower or Agent, as the case may be, at its address set forth below:


If to Borrower:     GRILL CONCEPTS, INC.
                    11661 San Vicente Boulevard, Suite 404
                    Los Angeles, California 90049
                    Telecopier/Fax: (310) 820-6530
                    Telephone: (310) 820-5559
                    Attention: Philip Gay, Executive Vice President & CFO

If to Agent:        DIAMOND CREEK INVESTMENT PARTNERS
                    24 Corporate Plaza
                    Newport Beach, CA 92660
                    Attn: Tom Harrison
                    Fax No.:  949-720-4696
                    Telephone: 949-720-4699

with copies to:     PAUL HASTINGS JANOFSKY & WALKER LLP
                    515 S. Flower Street, Twenty Fifth Floor
                    Los Angeles, California  90071
                    Attn:  John Francis Hilson, Esq.
                    Fax No.:  213-627-0705

Agent and Borrower may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other party. All notices or demands sent in accordance with this Section 11, shall be
                                                            ----------
deemed received (i) if mailed, when received or 3 days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery.

12.     CHOICE  OF  LAW  AND  VENUE;  JURY  TRIAL  WAIVER.

     (a) THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT
                                                         --------  -------
ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM
                                                                           -----
NON  CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN
---  ----------
ACCORDANCE WITH THIS SECTION 12(b).
                     -------------

     (c) BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND EACH MEMBER OF THE LENDER
GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

13.     ASSIGNMENTS  AND  PARTICIPATIONS;  SUCCESSORS.

     13.1 ASSIGNMENTS AND PARTICIPATIONS.
          --------------------------------

     (a) Any Lender may assign and delegate to one or more assignees (each an "Assignee") that are Eligible Transferees all, or any ratable portion of all, of
 --------
the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount (unless waived by the Agent) of $2,000,000 (except such minimum amount shall not apply to (x) an assignment and delegation by any Lender to any other Lender or an Affiliate of the assigning Lender or a Related Fund of the assigning Lender or
(y)  a  group  of  new  Lenders, each of whom is an Affiliate of each other or a
Related Fund of any such new Lender or an Affiliate of such new Lender to the extent that the aggregate amount to be assigned to all such new Lenders is at least $2,000,000); provided, however, that Borrower and Agent may continue to
                     --------   -------
deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrower and Agent by such Lender and the Assignee, (ii) such Lender and its Assignee have delivered to Borrower and Agent an Assignment and Acceptance and Agent has notified the assigning Lender of its receipt  thereof  in accordance with Section 13.1(b), and (iii) unless waived by
                                     --------------
the Agent, the assigning Lender or Assignee has paid to Agent for Agent's separate account a processing fee in the amount of $3,500. Anything contained herein to the contrary notwithstanding, the payment of any fees shall not be required, the Assignee need not be an Eligible Transferee (x) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of the assigning Lender or (y) if the assignee is a Related Fund of a Lender or an Affiliate (other than an individual) of a Lender.

     (b) From and after the date that Agent notifies the assigning Lender (with a copy to Borrower) that it has received an executed Assignment and Acceptance and, if applicable, payment of the required processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 10.3 hereof) and be released from any future obligations
                ------------
under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall effect a novation among Borrower, the assigning Lender, and the Assignee; provided, however, that
                                                         --------  -------
nothing contained herein shall release any assigning Lender from obligations that survive the termination of this Agreement, including such assigning Lender's obligations under Section 15 and Section 16.7(a) of this Agreement.
                              -----------     --------------
Anything  contained  in  this  Section  13.1  to the contrary notwithstanding, a
                               -------------
Lender may assign any or all of its rights hereunder to a Related Fund of such Lender or an Affiliate of such Lender without delivering an executed Assignment and Acceptance to the Agent or the Borrower, and without the payment of the above-referenced processing fee; provided, however, that (x) Borrower and Agent
                                  --------  -------
may continue to deal solely and directly with the assigning Lender until such Assignment and Acceptance has been delivered to Agent and Borrower, and (y) the failure of such assigning Lender to deliver the Assignment and Acceptance to Agent or Borrower shall not affect the legality, validity, or binding effect of such assignment.

     (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto,
(ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto, (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance,
(iv) such Assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement, (v) such Assignee appoints and authorizes Agent to take such actions and to exercise such powers under this Agreement as are delegated to Agent, by the terms hereof, together with such powers as are reasonably incidental thereto, and (vi) such Assignee agrees that it will perform all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

     (d) Immediately upon Agent's receipt of the required processing fee, if applicable, and delivery of notice to the assigning Lender pursuant to Section
                                                                         -------
13.1(b)  (or  the  assigning Lender's receipt of a fully executed Assignment and
------
Acceptance, in the case of an assignment from a Lender to one or more of its Related Funds or Affiliates, as to which the assigning Lender has not delivered an Assignment and Acceptance to Agent or Borrower and in which case the payment of a processing fee is not required), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

     (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons (a "Participant") participating
                                                   -----------
interests in all or any portion of its Obligations, its Commitment, and the other rights and interests of that Lender (the "Originating Lender") hereunder
                                                  ------------------
and  under the other Loan Documents; provided, however, that (i) the Originating
                                     --------  -------
Lender shall remain a "Lender" for all purposes of this Agreement and the other Loan Documents and the Participant receiving the participating interest in the Obligations, the Commitments, and the other rights and interests of the Originating Lender hereunder shall not constitute a "Lender" hereunder or under the other Loan Documents and the Originating Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrower, Agent, and the Lenders shall continue to deal solely and directly with the

Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating, (B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating, (C) release all or substantially all of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating, (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender, or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums, and (v) all amounts payable by Borrower hereunder shall be determined as if such Lender had not sold such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement. The rights of any Participant only shall be derivative through the Originating Lender with whom such Participant participates and no Participant shall have any rights under this Agreement or the other Loan Documents or any direct rights as to the other Lenders, Agent, Borrower, the Collections of Borrower or its Subsidiaries, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lenders among themselves.

     (f) In connection with any such assignment or participation or proposed assignment or participation, a Lender may, provided that such proposed transferee commit in writing to be bound by Section 16.7, disclose all
                                                    -------------
documents and information which it now or hereafter may have relating to Borrower and its Subsidiaries and their respective businesses.

     (g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of (i) any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S.
Treasury Regulation 31 CFR Sec. 203.24 and (ii) any Person providing financing or other credit support to a Lender or any of its Affiliates or Related Funds including as contemplated by Section 2.15, and such Federal Reserve Bank or
                                 -------------
other Person may enforce such pledge or security interest in any manner permitted under applicable law.

     (h) Agent (acting solely for this purpose as a non-fiduciary agent for Borrower) shall maintain, or cause to be maintained, a register (the "Register")
                                                                      ---------
on which it enters the name of a Lender as the registered owner of each Advance held by such Lender. Other than in connection with an assignment by a Lender of all or any portion of its Commitment or Obligations to a Related Fund of such Lender or an Affiliate of such Lender that is not disclosed to Agent (i) a Registered Loan (and the Registered Note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each Registered Note shall expressly so provide) and
(ii) any assignment or sale of all or part of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by registration of such assignment or sale duly executed by the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the Registered Note, if any evidencing the same), each Borrower shall treat the Person in whose name such Registered Loan (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary. In the case of any assignment by a Lender of all or any portion of its Commitment to an Affiliate of such Lender or a Qualified Related Fund of such Lender, as to which an Assignment and Acceptance is not delivered to Agent and Borrower, the assigning Lender, (acting solely for this purpose as a non-fiduciary agent for Borrower), shall maintain a register comparable to the Register.

     (i) In the event that a Lender sells participations in a Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "Participant Register"). A
                                                       --------------------
Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each Registered Note shall expressly so provide). Any participation of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

     13.2  SUCCESSORS. This Agreement shall bind and inure to the benefit of the
           ----------
respective  successors  and  assigns  of each of the parties; provided, however,
                                                              --------  -------
that Borrower may not assign this Agreement or any rights or duties hereunder without the Lenders' prior written consent and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lenders shall release Borrower from its Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 13.1 hereof and, except as expressly required pursuant to
              -------------
Section  13.1  hereof,  no  consent  or  approval  by  Borrower  is  required in
-------------
connection with any such assignment.

14.  AMENDMENTS;  WAIVERS.

     14.1  AMENDMENTS  AND  WAIVERS.  No  amendment  or  waiver of any provision
           ------------------------
of this Agreement or any other Loan Document, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Borrower and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent
               --------   -------
shall, unless in writing and signed by all of the Lenders directly affected thereby and Borrower, do any of the following:

          (a) increase or extend any Commitment of any Lender,

          (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,

          (c) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document,

          (d) change the Pro Rata Share that is required to take any action hereunder,

          (e) amend or modify this Section or any provision of the Agreement providing for consent or other action by all Lenders,

          (f) other than as permitted by Section 15.12, release Agent's Lien in
                                         -------------
     and to any of the Collateral,

          (g) change the definition of "Required Lenders" or "Pro Rata Share",

          (h) contractually subordinate any of the Agent's Liens,

          (i) other than in connection with a merger, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Loan Documents, release Borrower or any Guarantor from any obligation for the payment of money,

          (j) change the definition of Borrowing Base or the definition of Maximum Revolver Amount, or change Section 2.1(b), or
                                        -------------

          (k) amend any of the provisions of Section 15.
                                             -----------

and,  provided  further,  however,  that  no amendment, waiver or consent shall,
      -----------------   -------
unless in writing and signed by Agent, affect the rights or duties of Agent under this Agreement or any other Loan Document. The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of Borrower, shall not require consent by or the agreement of Borrower.

14.2  REPLACEMENT  OF  HOLDOUT  LENDER.
      --------------------------------

     (a) If any action to be taken by the Lender Group or Agent hereunder requires the unanimous consent, authorization, or agreement of all Lenders, and a Lender ("Holdout Lender") fails to give its consent, authorization, or
             ---------------
agreement, then Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may permanently replace the Holdout Lender with one or more substitute Lenders (each, a "Replacement Lender"), and the Holdout Lender shall
                              ------------------
have no right to refuse to be replaced hereunder. Such notice to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

     (b) Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance, subject only to the Holdout Lender being repaid its share of the outstanding Obligations without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Holdout Lender shall be made in accordance with the terms of Section 13.1. Until such time as the Replacement Lenders shall
                  ------------
have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender's Pro Rata Share of Advances.

     14.3  NO  WAIVERS;  CUMULATIVE  REMEDIES.  No  failure  by  Agent or any
           ----------------------------------
Lender to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by Agent or any Lender on any occasion shall affect or diminish Agent's and each Lender's rights thereafter to require strict performance by Borrower of any provision of this Agreement. Agent's and each Lender's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that Agent or any Lender may have.

15.  AGENT;  THE  LENDER  GROUP.

     15.1  APPOINTMENT  AND  AUTHORIZATION  OF  AGENT.  Each  Lender  hereby
           ------------------------------------------
designates and appoints Diamond Creek as its representative under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes Agent to execute and deliver each of the other Loan Documents on its behalf and to take such other action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Agent agrees to act as such on the express conditions contained in this Section
                                                                         -------
15.  The  provisions  of  this  Section  15  (other  than the proviso to Section
---                             -----------                              -------
15.11(a)) are solely for the benefit of Agent, and the Lenders, and Borrower and
-------
its Subsidiaries shall have no rights as a third party beneficiary of any of the provisions contained herein. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against Agent; it being expressly understood and agreed that the use of the word "Agent" is for convenience only, that Diamond Creek is merely the representative of the Lenders, and only has the contractual duties set forth herein. Except as expressly otherwise provided in this Agreement, Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions that Agent expressly is entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Agent, Lenders agree that Agent shall have the right to exercise the following powers as long as this Agreement remains in effect: (a) maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Collateral, the Collections of Borrower and its Subsidiaries, and related matters, (b) execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents, (c) make Advances, for itself or on behalf of Lenders as provided in the Loan Documents, (d) exclusively receive, apply, and distribute the Collections of Borrower and its Subsidiaries as provided in the Loan Documents, (e) open and maintain such bank accounts and cash management arrangements as Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collateral and the Collections of Borrower and its Subsidiaries, (f) perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to Borrower, the Obligations, the Collateral, the Collections of Borrower and its Subsidiaries, or otherwise related to any of same as provided in the Loan Documents, and (g) incur and pay such Lender Group Expenses as Agent may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents.

     15.2  DELEGATION  OF DUTIES. Agent may execute any of its duties under this
           ---------------------
Agreement or any other Loan Document by or through agents, employees or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct.

     15.3  LIABILITY  OF  AGENT.  None of the Agent-Related Persons shall (a) be
           --------------------
liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Borrower or any Subsidiary or Affiliate of Borrower, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the books and records or properties of Borrower or the books or records or properties of any of Borrower's Subsidiaries or Affiliates.

     15.4 RELIANCE BY AGENT. Agent shall be entitled to rely, and shall be fully
          -----------------
protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telefacsimile or other electronic method of transmission, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Borrower or counsel to any Lender), independent accountants and other experts selected by Agent. Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless Agent shall first receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, Agent shall act, or refrain from acting, as it deems advisable. If Agent so requests, it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.
Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the requisite Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

     15.5  NOTICE  OF  DEFAULT OR EVENT OF DEFAULT. Agent shall not be deemed to
           ---------------------------------------
have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Agent for the account of the Lenders and, except with respect to Events of Default of which Agent has actual knowledge, unless Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "notice of default." Agent promptly will notify the Lenders of its receipt of any such notice or of any Event of Default of which Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Section 15.4, Agent shall take such
                                             ------------
action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 8; provided, however, that
                                              ---------  --------  -------
unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

     15.6  CREDIT  DECISION.  Each  Lender  acknowledges  that  none  of  the
           ----------------
Agent-Related Persons has made any representation or warranty to it, and that no act by Agent hereinafter taken, including any review of the affairs of Borrower and its Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and any other Person party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of Borrower and any other Person party to a Loan Document. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by Agent, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of Borrower and any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

     15.7  COSTS  AND  EXPENSES; INDEMNIFICATION. Agent may incur and pay Lender
           -------------------------------------
Group Expenses to the extent Agent reasonably deems necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including court costs, attorneys fees and expenses, fees and expenses of financial accountants, advisors, consultants, and appraisers, costs of collection by outside collection agencies, auctioneer fees and expenses, and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not Borrower is obligated to reimburse Agent or Lenders for such expenses pursuant to this Agreement or otherwise. Agent is authorized and directed to deduct and retain sufficient amounts from the

Collections of Borrower and its Subsidiaries received by Agent to reimburse Agent for such out-of-pocket costs and expenses prior to the distribution of any amounts to Lenders. In the event Agent is not reimbursed for such costs and expenses by Borrower or its Subsidiaries, each Lender hereby agrees that it is and shall be obligated to pay to Agent such Lender's Pro Rata Share thereof. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of Borrower and without limiting the obligation of Borrower to do so), according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable
                               --------  -------
for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct nor shall any Lender be liable for the obligations of any Defaulting Lender in failing to make an Advance or other extension of credit hereunder.
Without limitation of the foregoing, each Lender shall reimburse Agent upon demand for such Lender's Pro Rata Share of any costs or out of pocket expenses (including attorneys, accountants, advisors, and consultants fees and expenses) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that Agent is not reimbursed for such expenses by or on behalf of Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of Agent.

     15.8  AGENT  IN  INDIVIDUAL  CAPACITY. Diamond Creek and its Affiliates may
           -------------------------------
make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrower and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though Diamond Creek were not Agent hereunder, and, in each case, without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, Diamond Creek or its Affiliates may receive information regarding Borrower or its Affiliates and any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver Agent will use its reasonable best efforts to obtain), Agent shall not be under any obligation to provide such information to them. The terms "Lender" and "Lenders" include Diamond Creek in its individual capacity.

     15.9  SUCCESSOR AGENT. Agent may resign as Agent upon 45 days notice to the
           ---------------
Lenders (unless such notice is waived by the Lenders). If Agent resigns under this Agreement, the Required Lenders shall, with the consent of the Borrower (provided that such consent shall not be required (i) if an Event of Default has occurred and is continuing or (ii) if such successor Agent is a Lender or an Affiliate or Related Fund of any Lender) appoint a successor Agent for the Lenders. If no successor Agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, with Borrower's consent (provided that such consent shall not be required (i) if an Event of Default has occurred and is continuing or (ii) if such successor Agent is a Lender or an Affiliate or Related Fund of any Lender), after consulting with the Lenders, a successor
Agent. If Agent has materially breached or failed to perform any material provision of this Agreement or of applicable law, the Required Lenders may agree in writing to remove and replace Agent with a successor Agent from among the Lenders. In any such event, upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term "Agent" shall mean such successor Agent and the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 15 shall inure to its benefit as to any actions taken
                   ----------
or omitted to be taken by it while it was Agent under this Agreement. If no successor Agent has accepted appointment as Agent by the date which is 45 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Lenders, with the consent of the Borrower (provided that such consent shall not be required (i) if an Event of Default has occurred and is continuing or (ii) if such successor Agent is a Lender or an Affiliate or Related Fund of any Lender), appoint a successor Agent as provided for above.

     15.10  LENDER  IN  INDIVIDUAL  CAPACITY.  Any  Lender  and  its  respective
            --------------------------------
Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with Borrower and its Subsidiaries and Affiliates and any other Person party to any Loan Documents as though such Lender were not a Lender hereunder without notice to or consent of the other members of the Lender Group. The other members of the Lender Group acknowledge that, pursuant to such activities, such Lender and its respective Affiliates may receive information regarding Borrower or its Affiliates and any other Person party to any Loan Documents that is subject to confidentiality obligations in favor of Borrower or such other Person and that prohibit the disclosure of such information to the Lenders, and the Lenders acknowledge that, in such circumstances (and in the absence of a waiver of such confidentiality obligations, which waiver such Lender will use its reasonable best efforts to obtain), such Lender shall not be under any obligation to provide such information to them.

     15.11  WITHHOLDING  TAXES.
            ------------------

     (a) All payments made by Borrower hereunder or under any note or other Loan Document will be made without setoff, counterclaim, or other defense. In addition, all such payments will be made free and clear of, and without deduction or withholding for, any present or future Taxes, and in the event any deduction or withholding of Taxes is required, Borrower shall comply with the penultimate sentence of this Section 15.11(a). "Taxes" shall mean, any taxes,
                                ---------------
levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments other than Excluded Taxes and all interest, penalties or similar liabilities with respect thereto. If any Taxes are so levied or imposed, Borrower agrees to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, any note, or Loan Document, including any amount paid pursuant to this Section 15.11(a) after
                                                          ----------------
withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein; provided, however, that Borrower shall not be required to increase any such amounts if the increase in such amount payable results from Agent's or such Lender's own willful misconduct or gross negligence (as finally determined by a court of competent jurisdiction). Borrower will furnish to Agent as promptly as possible after the date the payment of any Tax is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrower.

     (b) If a Lender claims an exemption from United States withholding tax, Lender agrees with and in favor of Agent and Borrower, to deliver to Agent:

          (i) if such Lender claims an exemption from United States withholding tax pursuant to its portfolio interest exception, (A) a statement of the Lender, signed under penalty of perjury, that it is not a (I) a "bank" as described in Section 881(c)(3)(A) of the IRC, (II) a 10% shareholder of Borrower (within the meaning of Section 871(h)(3)(B) of the IRC), or (III) a controlled foreign corporation related to Borrower within the meaning of
     Section 864(d)(4) of the IRC, and (B) a properly completed and executed IRS Form W-8BEN, before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or Borrower;

          (ii) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed and executed IRS Form W-8BEN before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or Borrower;

          (iii) if such Lender claims that interest paid under this Agreementis exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or Borrower; or;

          (iv) such other form or forms, including IRS Form W-9, as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding or backup withholding tax before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or Borrower. Lender agrees promptly to notify Agent and Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

     (c) If a Lender claims an exemption from withholding tax in a jurisdiction other than the United States, Lender agrees with and in favor of Agent and Borrower, to deliver to Agent any such form or forms, as may be required under the laws of such jurisdiction as a condition to exemption from, or reduction of, foreign withholding or backup withholding tax before receiving its first payment under this Agreement and at any other time reasonably requested by Agent or Borrower.

Lender agrees promptly to notify Agent and Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

     (d) If any Lender claims exemption from, or reduction of, withholding tax and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Lender, such Lender agrees to notify Agent and Borrower of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrower to such Lender. To the extent of such percentage amount, Agent and Borrower will treat such Lender's documentation provided pursuant to Sections 15.11(b) or 15.11(c) as no longer
                                      -----------------    --------
valid. With respect to such percentage amount, Lender may provide new documentation, pursuant to Sections 15.11 (b) or 15.11(c), if applicable.
                           ------------------    --------

     (e) If any Lender is entitled to a reduction in the applicable withholding tax, Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (b) or (c)
                                                           --------------    ---
of  this  Section 15.11 are not delivered to Agent, then Agent may withhold from
          -------------
any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

     (f) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender due to a failure on the part of the Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify and hold Agent harmless for all amounts paid, directly or indirectly, by Agent, as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent under this Section 15.11,
                                                                  -------------
together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of Agent.

     (g) If Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which Borrower has paid additional amounts pursuant to this Section 15.11, so long as no Default or
                                         -------------
Event of Default has occurred and is continuing, it shall pay over such refund to the Borrower (but only to the extent of payments made, or additional amounts paid, by the Borrower under this Section 15.11 with respect to Taxes or Other
                                    -------------
Taxes giving rise to such a refund), net of all reasonable out-of-pocket expenses of Agent or Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such a refund); provided,
                                                                       --------
that the Borrower, upon the request of Agent or such Lender, agrees to repay the
----
amount paid over to the Borrower (plus any penalties, interest or other charges, imposed by the relevant Governmental Authority, other than such penalties, interest or other charges imposed as a result of the willful misconduct or gross negligence of the Agent or such Lender hereunder) to Agent or Lender in the event Agent or Lender is required to repay such refund to such Governmental Authority. Except as expressly provided for in this Section 15.11, this Section
                                                     -------------
shall not be construed to require Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other person.

     15.12  COLLATERAL  MATTERS.
            -------------------

     (a) The Lenders hereby irrevocably authorize Agent, at its option and in its sole discretion, to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Obligations (other than unasserted contingent indemnification Obligations), (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if Borrower certifies to Agent that the sale or disposition is permitted under Section 6.4 of this
                                                             -----------
Agreement or the other Loan Documents (and Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property in which Borrower or its Subsidiaries owned no interest at the time the Agent's Lien was granted nor at any time thereafter, or (iv) constituting property leased to Borrower or its Subsidiaries under a lease that has expired or is terminated in a transaction permitted under this Agreement. Except as provided above, Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of (y) if the release is of all or substantially all of the Collateral, all of the Lenders, or (z) otherwise, the Required Lenders. Upon request by Agent or Borrower at any time, the Lenders will confirm in writing Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this Section 15.12; provided, however, that (1) Agent
                                -------------  --------  -------
shall not be required to execute any document necessary to evidence such release on terms that, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of Borrower in respect of) all interests retained by Borrower, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

     (b) Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by Borrower or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, subject to the terms and conditions contained herein, Agent may act in any manner it may deem appropriate, in its sole discretion given Agent's own interest in the Collateral in its capacity as one of the Lenders and that Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing, except as otherwise provided herein.

     15.13  RESTRICTIONS  ON  ACTIONS  BY  LENDERS;  SHARING  OF  PAYMENTS.
            --------------------------------------------------------------

     (a) Each of the Lenders agrees that it shall not, without the express written consent of Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Agent, set off against the Obligations, any amounts owing by such Lender to Borrower or any deposit accounts of Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

     (b) If, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from Agent pursuant to the terms of this Agreement, or

(ii) payments from Agent in excess of such Lender's Pro Rata Share of all such distributions by Agent, such Lender promptly shall (A) turn the same over to Agent, in kind, and with such endorsements as may be required to negotiate the same to Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided,
                                                                       --------
however, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

     15.14  AGENCY  FOR  PERFECTION.  Agent  hereby  appoints  each other Lender
            -----------------------
as its agent (and each Lender hereby accepts such appointment) for the purpose of perfecting the Agent's Liens in assets which, in accordance with Article 8 or
Article 9, as applicable, of the Code can be perfected only by possession or control. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor shall deliver possession or control of such Collateral to Agent or in accordance with Agent's instructions.

     15.15 PAYMENTS BY AGENT TO THE LENDERS. All payments to be made by Agent to
           --------------------------------
the Lenders shall be made by bank wire transfer of immediately available funds pursuant to such wire transfer instructions as each party may designate for itself by written notice to Agent. Concurrently with each such payment, Agent shall identify whether such payment (or any portion thereof) represents principal, premium, fees, or interest of the Obligations.

     15.16  CONCERNING THE COLLATERAL AND RELATED LOAN DOCUMENTS. Each member of
          -----------------------------------------------------
the Lender Group authorizes and directs Agent to enter into this Agreement and the other Loan Documents. Each member of the Lender Group agrees that any action taken by Agent in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Agent of its powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

     15.17 FIELD AUDITS AND EXAMINATION REPORTS; CONFIDENTIALITY; DISCLAIMERS BY
           ---------------------------------------------------------------------
LENDERS;  OTHER  REPORTS AND INFORMATION. By becoming a party to this Agreement,
----------------------------------------
each Lender:

     (a) is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or at the
                   ------                        -------
request  of  Agent,  and  Agent  shall so furnish each Lender with such Reports,

     (b) expressly agrees and acknowledges that Agent does not (i) make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report,

     (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding Borrower and will rely significantly upon Borrower's and its Subsidiaries' books and records, as well as on representations of Borrower's personnel,

     (d) agrees to keep all Reports and other material, non-public information regarding Borrower and its Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner in accordance with Section 16.7, and
     -------------

     (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold Agent and any other Lender preparing a Report harmless from any action the indemnifying Lender may take or fail to take or any conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of Borrower, and (ii) to pay and protect, and indemnify, defend and hold Agent, and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including, attorneys fees and costs) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. In addition to the foregoing: (x) any Lender may from time to time request of Agent in writing that Agent provide to such Lender a copy of any report or document provided by Borrower to Agent that has not been contemporaneously provided by Borrower to such Lender, and, upon receipt of such request, Agent promptly shall provide a copy of same to such Lender, (y) to the extent that Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrower, any Lender may, from time to time, reasonably request Agent to exercise such right as specified in such Lender's notice to Agent, whereupon Agent promptly shall request of Borrower the additional reports or information reasonably specified by such Lender, and, upon receipt thereof from Borrower, Agent promptly shall provide a copy of same to such Lender, and (z) any time that Agent renders to Borrower a statement regarding the Loan Account, Agent shall send a copy of such statement to each Lender.

     15.18  SEVERAL  OBLIGATIONS; NO LIABILITY. Notwithstanding that certain of
             ---------------------------------
the Loan Documents now or hereafter may have been or will be executed only by or in favor of Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any Lender any interest in, or subject any Lender to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other Lender. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no Lender shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 15.7, no member of the Lender Group shall
                               ------------
have any liability for the acts of any other member of the Lender Group. No Lender shall be responsible to Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.

16.  GENERAL  PROVISIONS.

     16.1  EFFECTIVENESS.  This  Agreement  shall  be  binding  and  deemed
           -------------
effective when executed by Borrower, Agent, and each Lender whose signature is provided for on the signature pages hereof.

     16.2  SECTION HEADINGS.  Headings and numbers have been set forth herein
           ----------------
for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

     16.3  INTERPRETATION.  Neither  this  Agreement  nor  any  uncertainty  or
           --------------
ambiguity herein shall be construed against the Lender Group or Borrower, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

     16.4  SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be
           --------------------------
severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     16.5  COUNTERPARTS; ELECTRONIC EXECUTION. This Agreement may be executed in
           ----------------------------------
any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

     16.6 REVIVAL AND REINSTATEMENT OF OBLIGATIONS. If the incurrence or payment
          ----------------------------------------
of the Obligations by Borrower or Guarantor or the transfer to the Lender Group of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (each, a "Voidable Transfer"), and if the Lender Group is required to
                     -----------------
repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of Borrower or Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

     16.7 CONFIDENTIALITY.
          ---------------

     (a) Agent and Lenders each individually (and not jointly or jointly and severally) agree that material, non-public information regarding Borrower and its Subsidiaries, their operations, assets, and existing and contemplated business plans shall be treated by Agent and the Lenders in a confidential manner, and shall not be disclosed by Agent and the Lenders to Persons who are not parties to this Agreement, except: (i) to attorneys for and other advisors, accountants, auditors, and consultants to any member of the Lender Group, (ii) to Subsidiaries and Affiliates of any member of the Lender Group, provided that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this Section 16.7, (iii) as may be required by
                                       ------------
statute,  decision,  or  judicial  or administrative order, rule, or regulation,
(iv) as may be agreed to in advance in writing by Borrower or as requested or required by any Governmental Authority pursuant to any subpoena or other legal process, (v) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by Agent or the Lenders), (vi) in connection with any assignment, participation or pledge of any Lender's interest under this Agreement, provided that any such assignee, participant, or pledgee shall have agreed in writing to receive such information hereunder subject to the terms of this Section, and (vii) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents. The provisions of this Section 16.7(a) shall survive for 2 years after the payment
                     ---------------
in  full  of  the  Obligations  and  the  termination  of  this  Agreement.

     (b) Anything in this Agreement to the contrary notwithstanding, Agent may provide information concerning the terms and conditions of this Agreement and the other Loan Documents to loan syndication and pricing reporting services.

     16.8  INTEGRATION.  This  Agreement,  together  with  the  other  Loan
           -----------
Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

     16.9  PUBLIC  DISCLOSURE  .  Borrower  agrees that neither it nor any of
           ------------------
its Affiliates will issue any press release or other public disclosure using the name of Agent, any Lender or any of their respective Affiliates or referring to this Agreement or any other Loan Document without the prior written consent of Agent or such Lender, as applicable, except to the extent that Borrower or such Affiliate is required to do so under applicable law (in which event, Borrower or such Affiliate will consult with Agent or such Lender, as applicable, before issuing such press release or other public disclosure). Borrower hereby authorizes Agent and each Lender, after consultation with Borrower, to advertise the closing of the transactions contemplated by this Agreement, and to make appropriate announcements of the financial arrangements entered into among the parties hereto, as Agent or such Lender shall deem appropriate, including, without limitation, announcements commonly known as tombstones, in such trade publications, business journals, newspapers of general circulation and to such selected parties as Agent or such Lender shall deem appropriate.


                          [Signature pages to follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                GRILL CONCEPTS, INC.,
                                a Delaware Corporation


                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

                                BERNARD NATIONAL SENIOR FUNDING, LTD.,
                                as a Lender

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                DIAMOND CREEK INVESTMENT PARTNERS, LLC,
                                a Delaware limited liability company,  as Agent

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------